Chase Funds(Service Mark). Invest With Power.





Annual Report for:

Chase Balanced Fund

Chase Core Equity Fund

Chase Equity Growth Fund

Chase Equity Income Fund

Chase Small Capitalization Fund





December 31, 1998

   [LOGO]

(Copyright) The Chase Manhattan Corporation, 1999. All Rights Reserved.
            February 1999 (C-465-01616) CF803-3-299

                  Table of Contents

Chairman's Letter                                                  3

Chase Funds Risks/Rewards                                          4

Chase Funds Shareholder Services                                   5

Fund Commentary and Portfolio of Investments

   Chase Balanced Fund                                          6-13

   Chase Core Equity Fund                                      14-21

   Chase Equity Growth Fund                                    22-29

   Chase Equity Income Fund                                    30-37

   Chase Small Capitalization Fund                             38-45

Statement of Assets and Liabilities                               46

Statement of Operations                                           47

Statement of Changes in Net Assets                                48

Notes to Financial Statements                                  49-53

Financial Highlights                                           54-59

                              Chase Equity Funds
                              Chairman's Letter

                                                              February 8, 1999

Dear Shareholder:

  We are pleased to present this annual report for the following Chase Funds for the one-year period ended December 31, 1998:

         o Balanced Fund
         o Core Equity Fund
         o Equity Growth Fund
         o Equity Income Fund
         o Small Capitalization Fund

U.S. Financial Markets Register Strong Investment Results

  Good economic conditions and rising corporate profits enabled the stock market to advance to its fourth consecutive year of double-digit percentage gains. Other factors that contributed to the market's performance included high consumer confidence and healthy cash flows into equity mutual funds from both domestic and foreign investors.

  Bonds also registered solid performance, fueled largely by falling interest rates and low inflation. Additionally, bond prices received a lift thanks to growing fears over a slowing global economy. These concerns were triggered by fiscal problems outside the U.S., most notably in southeast Asia and Russia.

  In 1998, large-cap stocks continued to outperform their small-cap counterparts. Growth stocks fared better than value stocks. A wide range of industry groups participated in the market's advance, including stocks in the technology, health care and financial sectors. Energy stocks underperformed the broader market due to falling oil prices.

  The market's strong showing was not without some pullbacks along the way. The most notable downturn took place last summer when Russia's financial woes came to the forefront, igniting a global liquidity crisis. This pullback, however, proved to be another excellent buying opportunity for investors, as the market rebounded strongly in the fall. The rally was spurred by the Federal Reserve Board's decision to continue to cut short-term interest rates. Previous to these moves, the Fed had not trimmed interest rates in nearly two years.

Outlook

  With consumer confidence high and inflation low, the economic environment for the financial markets remains positive. Additionally, the corporate earnings picture continues to be solid. We would not be surprised to see the economy slow gradually later in the year due to uncertainties associated with the new millennium. This backdrop would be favorable for bonds. While investors are still likely to favor large-cap stocks during periods of uncertainty, we believe the recent strong performance by secondary stocks is encouraging for these securities.

Sincerely,

/s/ Sarah E. Jones
-------------------------

Sarah E. Jones

                                 Chase Funds

                                Risks/Rewards

------------------------------------------------------------------------------
                                                         HIGHEST RISK / RETURN
                              | Small Company Funds
                           |  Diversified International Stock Funds
                        |  Growth Funds
                     |  Growth & Income Funds
                  |  Equity Income Funds
               |  Balanced Funds
            |  Long-Term Bond Funds
        |  Intermediate-Term Bond Funds
     |  Short-Term Bond Funds
  |  Money Market Funds

LOWEST RISK / RETURN
------------------------------------------------------------------------------


               CONSIDER YOUR INVESTMENT
---------------------------------------

                                    R
                                    I
                                    S
                                    K

                                    & YOUR OVERALL RETURN

                                 Chase Funds
                             Shareholder Services

Telephone Exchange Privilege

Investors wishing to make a change within their Chase Funds accounts may do so quickly and easily via telephone. This service allows you to respond to changes in your goals and needs immediately without the burdensome paperwork and lengthy delays often associated with selling one investment then purchasing another. The sale of shares from one Chase Fund and purchase of shares in another is simultaneous with Telephone Exchange.

Automatic Reinvestment

Dividends and capital gains earned in your Chase Funds account can either be paid to you on a regular basis or automatically reinvested into your account to purchase additional shares of the same fund. This service is particularly valuable to growth-oriented investors who do not require current income from their invested principal. The reinvested dividends compound over time, enhancing returns and generating additional long-term growth potential.

Systematic Investing*

After opening a Chase Funds account, you can make regular investments through automatic, periodic deductions from your bank checking or savings account. Shareholders using this service benefit not only by accumulating investment assets but also through the process of "dollar cost averaging." Dollar cost averaging is an investment strategy that has shown that investing the same amount of money on a regular basis in a fluctuating value investment over time results in a lower actual price paid per share than the average price per share over time. That is because when the share price is lower, more shares are purchased and when it is higher, fewer are purchased. Dollar cost averaging is highly recommended by investment experts as a prudent and highly effective approach to wealth accumulation.

Systematic Withdrawal

For investors who require an income stream from their Chase Fund(s) investment account(s), regularly scheduled withdrawals of a specified value of $50 or more can be sent to them by check on a monthly, quarterly or semi-annual basis.

Chase Funds Website

Shareholders of the Chase Funds have unlimited access to their accounts and first class Chase Funds customer service via the internet at:
http://www.chasefunds.com

Please note, these services are available to all shareholders investing directly into any Chase Fund. If you purchase these funds through a financial intermediary, please check with your service provider to determine availability of these services.


* Systematic investing does not assure a profit and does not protect against loss in declining financial markets. An investor should be prepared to continue the program of investing at regular intervals, even during economic down turns.

                             Chase Balanced Fund
                            as of December 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Balanced Fund, which seeks to provide a balance of current income and growth of capital by investing in equity-based securities as well as in U.S. Government fixed income securities, had a total return of 25.15% (Premier Shares) for the one-year period ended December 31, 1998.

How the Fund Was Managed

The Fund's investments results were mainly due to a prudent asset allocation strategy and exposure to sectors that outperformed the broader market.

Early in the period, the Fund enjoyed good performance from both equities and fixed-income securities. A generally favorable domestic economy helped propel equity prices, while periodic concerns over global economic growth lifted bond prices. Some of the Fund's better performing stocks during this period included health care, technology and consumer-oriented securities.

During the sharp summer sell-off, the Fund's exposure to fixed-income securities bolstered performance as long-term interest rates declined to historic lows in the face of growing concerns over global economic uncertainty ignited by the Russian financial crisis.

Following the Federal Reserve Board's decision to adopt an easing monetary policy in late September, the Fund rallied during the final three months of the year. The Fund's technology stocks proved particularly rewarding, as these securities turned in strong gains. Other groups that contributed favorably to performance included communication services, consumer staples and health care.

Where the Fund May Be Headed

While the economic problems outside the U.S. are likely to continue to have an effect on U.S. financial markets, we continue to have a positive outlook for equities and fixed-income securities. For one, the economy remains sound, with inflation under control and interest rates low. Additionally, consumer confidence is still high and unemployment continues to be low. Given this backdrop, we intend to view market downturns as good long-term buying opportunities. However, stock selection will remain critically important in posting good relative investment results in the months ahead.

                              Chase Balanced Fund
                            as of December 31, 1998
                                  (unaudited)

Fund Facts

                             Objective  Current income and capital growth

                   Primary Investments  Common stock, preferred stock and
                                        fixed income securities issued by
                                        corporations, the U.S. government
                                        and its agencies

       Suggested investment time frame  Long-term

                      Market benchmark  Lehman Government/
                                        Corporate Index
                                        S&P 500 Index

                 Lipper Funds Universe  Balanced Funds Index

                        Inception date  Premier Shares 3/29/88
                                        Investor Shares 10/16/98

                      Newspaper symbol  Balanced

                    Dividend Frequency  Quarterly

                            Net Assets  Premier Shares $59,014,000
                                        Investor Shares $19,000




         Investment Style/Market Cap           Maturity/Quality

         ----------------                      ----------------
         |    |    |////|  Large               |    |////|    |  High
         |    |    |////|                      |    |////|    |
         ----------------                      ----------------
         |    |    |    |  Med                 |    |    |    |  Med
         |    |    |    |                      |    |    |    |
         ---------------                       ---------------
         |    |    |    |  Small               |    |    |    |  Low
         |    |    |    |                      |    |    |    |
         ----------------                      ----------------
         Value Blend Growth                    Short Int. Long

         Equity                                Fixed Income

                             Chase Balanced Fund
                            as of December 31, 1998
                                  (unaudited)

10-Year Performance*

This chart shows what the long-term growth would have been of a hypothetical investment in the Chase Balanced Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.



                             Lipper
             Chase          Balanced                         Lehman
            Balanced          Funds         S&P 500        Govt./Corp.
  Year        Fund            Index          Index            Index
---------  ----------      ----------     ----------      -----------
               10000           10000          10000            10000
               10000           10000          10000            10000
             10501.4           10404          10709          10110.5
             11352.9         11140.6        11654.2            10923
             11731.3         11798.4        12902.4          11025.5
  1989       11825.9         11969.7        13168.6          11423.4
             11579.9         11689.2        12772.5          11292.7
             12081.4         12228.9        13575.9          11699.4
             11419.1         11239.9        11710.2          11770.3
  1990       11986.8         12048.1        12759.8          12369.8
             13405.9         13302.4        14613.3          12703.1
             13036.9           13338        14579.8          12895.1
             13580.5         14181.5        15359.4          13636.8
  1991       14881.7         15159.8        16647.2          14364.5
             14474.9         14981.2        16226.7          14148.9
             14474.9         15221.1        16535.3            14722
             15042.6         15700.8        17056.7          15441.3
  1992       15676.4         16290.7        17915.6          15453.5
             16083.2         17057.4          18698            16172
             16215.7         17406.2          18789          16657.5
             16546.8         18043.3        19274.5          17208.5
  1993       16613.1         18237.8        19721.3          17158.2
             16064.3         17681.4        18973.4            16621
             15827.8         17547.2        19053.3          16414.3
               16263         18060.7        19984.8          16495.5
  1994       16234.6         17864.6        19981.7          16556.2
               17228         18942.9        21927.3          17381.2
             18505.2         20268.8        24020.4            18509
             19375.6         21356.9        25929.4          18863.2
  1995       20104.1         22310.6        27490.4            19742
             20378.4           22810        28965.7          19280.2
             20889.3         23272.8        30265.8          19370.8
             21277.2         23886.2        31202.4          19712.6
  1996       22384.1         25222.6        33802.2          20315.1
             22724.7         25340.5        34708.3          20139.9
             25477.8         28071.8        40770.6          20872.7
             27095.6         29875.5        43821.3          21604.2
  1997       27682.1         30342.2        45079.8          22297.4
             29650.9         32742.5        51368.6          22635.3
             31374.7         33240.3        53064.8          23227.5
             30566.7         31316.5          47786          24377.9
  1998         34654         34919.7        58027.1          24409.7


Average Annual Total Returns

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the securities markets, tends to be more volatile than the long-term trend.

                                 1 Year     3 Years    5 Years    10 Years


Premier Shares                   25.15%      19.86%     15.82%      13.22%
Investor Shares                  25.04%      19.83%     15.80%      13.21%

* Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Balanced Fund, the Lehman Government/Corporate Index, the Standard & Poor's 500 Index and the Lipper Balanced Funds Index from December 31, 1988 to December 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $1 million minimum initial investment and carry no sales charge. Investor Shares were introduced on 10/16/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 10/16/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Balanced Fund is the successor to the AVESTA Trust-Balanced Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Balanced Fund, a new investment portfolio of MFIT.

Chase Balanced Fund, unlike the AVESTA Trust-Balanced Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Balanced Funds Index represents performance of the largest 30 balanced funds. Each of these funds invests in a portfolio of stocks and bonds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures represent the reinvestment of dividends. An individual cannot invest directly in an index.

The Lehman Government/Corporate Index includes the Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities, corporate and yankee bonds. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

                             Chase Balanced Fund
                            as of December 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [PIE CHART]

                            Investments    99.2%
                            Cash/Other      0.8%

What the Fund Invested In
Percentage of Total Portfolio Investments

                                 [PIE CHART]

               Capital Goods                           0.9%
               Basic Materials                         2.1%
               Asset Backed Securities                 0.9%
               Transportation                          0.4%
               Cash Equivalent & Short Term Paper      5.7%
               US Treasury Securities                 30.2%
               Mortgage Backed Securities              2.6%
               Utilities                               3.8%
               Technology                             17.3%
               Health Care                            12.9%
               Financial                               5.6%
               Energy                                  0.5%
               Consumer Staples                        2.9%
               Consumer Cyclicals                     14.2%


Top Ten Equity Holdings

1. Microsoft Corp. (2.8%) Develops, manufactures, licenses and supports computer software products.

2. General Electric (2.3%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.

3. International Business Machines Corp. (1.7%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

4. Intel Corp. (1.7%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

5. Wal-Mart Stores, Inc. (1.7%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware, and other products.

6. Lucent Technologies, Inc. (1.7%) Designs, develops, manufactures, and distributes communications systems, software, and products worldwide.

7. Merck & Co., Inc. (1.6%) A worldwide health products company. It specializes in human health, managed pharmaceutical care, manufacturing, research, and vaccine. Merck's products include treatment for osteoporosis and high blood pressure.

8. Pfizer, Inc. (1.4%) A research based, global health care company specializing in health care, animal health, and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.

9. Kroger Co. (1.4%) Operates supermarkets and convenience stores and processes food. The Company also operates food processing facilities which supply private label products to the Company's supermarkets.

10. Coca-Cola Co. (1.4%) Manufactures, markets, and distributes soft drink concentrates and syrups, some finished beverages, and certain juice and juice-drink products.

Top 10 equity holdings comprised 17.7% of the Fund's market value of investments. Fund holdings are subject to change at any time.

Chase Balanced Fund

Portfolio of Investments December 31, 1998


Shares   Issuer                                                           Value

--------------------------------------------------------------------------------
Long-Term Investments -- 93.7%
--------------------------------------------------------------------------------
           Common Stock -- 51.7%
           ---------------------

            Airlines -- 0.4%
    11,075      Southwest Airlines Co.                                $  248,495
                                                                      ----------
            Banking-- 0.2%
     1,400      J.P. Morgan & Co., Inc.                                  147,087
                                                                      ----------
            Biotechnology-- 1.7%
     6,800      Amgen, Inc.*                                             711,025
     3,550      Biogen, Inc.*                                            294,650
                                                                      ----------
                                                                       1,005,675
                                                                      ----------
            Chemicals -- 0.2%
     2,250      E.I. Du Pont de Nemours & Co.                            119,391
                                                                      ----------
            Communications Equipment-- 1.6%
     8,838      Lucent Technologies, Inc.                                972,180
                                                                      ----------
            Computer Networks-- 1.4%
     7,125      Cisco Systems, Inc.*                                     661,289
     5,150      Newbridge Networks Corp. (Canada)*                       156,431
                                                                      ----------
                                                                         817,720
                                                                      ----------
            Computer Software -- 3.1%
     1,750      Citrix Systems, Inc.*                                    169,859
    11,950      Microsoft Corp.*                                       1,657,316
                                                                      ----------
                                                                       1,827,175
                                                                      ----------
            Computers / Computer Hardware -- 5.9%
    14,900      Compaq Computer Corp.                                    624,869
     8,500      Dell Computer Corp.*                                     622,094
     9,050      EMC Corp.*                                               769,250
     5,550      International Business Machines Corp.                  1,025,362
     4,700      Solectron Corp.*                                         436,806
                                                                      ----------
                                                                       3,478,381
                                                                      ----------
            Consumer Products -- 2.3%
     3,900      Gillette Co.                                             188,419
    12,450      Philip Morris Companies, Inc.                            666,075
     5,400      Procter & Gamble Co.                                     493,087
       800      Select Comfort Corp.*                                     21,150
                                                                      ----------
                                                                       1,368,731
                                                                      ----------
            Diversified -- 0.7%
     5,100      Tyco International Ltd. (Bermuda)                        384,731
                                                                      ----------
            Electronics / Electrical Equipment-- 3.5%
     7,600      American Power Conversion Corp.*.                        368,125
     5,700      Applied Materials, Inc.*                                 243,319
    12,950      General Electric Co.                                   1,321,709
     2,350      Motorola,Inc.                                            143,497
                                                                      ----------
                                                                       2,076,650
                                                                      ----------

                       See notes to financial statements.

Chase Balanced Fund

Shares   Issuer                                                           Value
--------------------------------------------------------------------------------
Long-Term Investments --(continued)
--------------------------------------------------------------------------------
           Entertainment / Leisure -- 1.1%
   10,600     Time Warner, Inc.                                        $ 657,862
                                                                      ----------
           Financial Services-- 2.8%
   10,650     Charles Schwab Corp.                                       598,397
    7,500     Fannie Mae                                                 555,000
    4,650     Merrill Lynch &Co.                                         310,388
    2,900     Morgan Stanley, Dean Witter, Discover and Co.              205,900
                                                                      ----------
                                                                       1,669,685
                                                                      ----------
           Food / Beverage Products -- 2.0%
    2,250     Anheuser-Busch Companies, Inc                              147,656
   11,950     Coca-Cola Co.                                              799,156
    5,300     PepsiCo, Inc.                                              216,969
                                                                      ----------
                                                                       1,163,781
                                                                      ----------
           Health Care / Health Care Services -- 0.9%
    3,630     Genzyme Corp. (General Division)*                          180,593
      392     Genzyme Molecular Oncology*                                  1,274
    1,850     Guidant Corp.                                              203,963
    2,100     Medtronic, Inc.                                            155,925
                                                                      ----------
                                                                         541,755
                                                                      ----------
           Insurance -- 0.9%
    5,550     American International Group                               536,269
                                                                      ----------
           Oil & Gas-- 0.5%
    4,200     Exxon Corp.                                                307,125
                                                                      ----------
           Pharmaceuticals-- 9.2%
    7,300     Abbot Laboratories                                         357,700
    8,450     American Home Products Corp.                               475,841
    4,900     Bristol-Myers Squibb Co.                                   655,681
    6,650     Eli Lilly & Co.                                            591,019
    6,600     Johnson & Johnson, Inc.                                    553,575
    6,450     Merck & Co., Inc.                                          952,584
    6,600     Pfizer, Inc.                                               827,887
   10,000     Schering-Plough Corp.                                      552,500
    6,100     Warner-Lambert Co.                                         458,644
                                                                      ----------
                                                                       5,425,431
                                                                      ----------
           Photographic Equipment -- 0.5%
    4,400     Eastman Kodak Co.                                          316,800
                                                                      ----------
           Restaurants / Food Services-- 0.3%
    2,100     McDonald's Corp.                                           160,912
                                                                      ----------
           Retailing-- 7.1%
   11,150     Albertson's, Inc.                                          710,116
    5,250     Bed Bath & Beyond, Inc.*                                   179,156
    3,100     Best Buy Co., Inc.*                                        190,262
   13,200     Gap, Inc.                                                  742,500

                       See notes to financial statements.

Chase Balanced Fund

Shares   Issuer                                                           Value
--------------------------------------------------------------------------------
Long-Term Investments --(continued)
--------------------------------------------------------------------------------
               Retailing -- 7.1% (continued)
      7,500    Home Depot, Inc.                                      $   458,906
     13,500    Kroger Co.*                                               816,750
      2,200    Tandy Corp.                                                90,612
     12,000    Wal-Mart Stores, Inc.                                     977,250
                                                                      ----------
                                                                       4,165,552
                                                                      ----------
            Semi-Conductors -- 1.7%
      8,300    Intel Corp.                                               984,069
                                                                      ----------
            Telecommunications-- 3.7%
      2,000    AirTouch Communications, Inc.*                            144,250
      5,950    Ameritech Corp.                                           377,081
      4,050    AT&T Corp.                                                304,763
      4,000    BellSouth Corp.                                           199,500
      2,300    GTE Corp.                                                 155,106
      5,500    MCI WorldCom, Inc.*                                       394,625
      7,600    SBC Communications, Inc.                                  407,550
      2,300    Sprint Corp. (FON Group)                                  193,488
      1,150    Sprint Corp. (PCS Group)*                                  26,594
                                                                      ----------
                                                                       2,202,957
                                                                      ----------

               Total Common Stock
               (Cost $18,083,425)                                     30,578,414
                                                                      ----------
       U.S. Treasury Securities-- 30.1%
       --------------------------------
Principal
Amount        U.S. Treasury Notes & Bonds,
 $  970,000    5.50%, 01/31/03                                           998,644
  1,800,000    5.50%, 03/31/03                                         1,854,558
  1,240,000    5.88%, 11/15/05                                         1,322,733
  4,735,000    6.25%, 08/15/23                                         5,292,120
  5,000,000    6.38%, 03/31/01                                         5,182,800
  2,140,000    6.50%, 10/15/06                                         2,373,731
    625,000    6.50%, 11/15/26                                           726,756
                                                                      ----------

             Total U.S. Treasury Securities
               (Cost $17,541,779)                                     17,751,342
                                                                      ----------
            Corporate Notes & Bonds-- 8.4%
            ------------------------------
            Automotive -- 0.4%
    225,000    Ford Motor Credit Co., 6.25%, 12/08/05                    232,405
                                                                      ----------
            Banking-- 0.7%
    400,000    BankAmerica Corp., 6.20%, 02/15/06                        411,368
                                                                      ----------
            Chemicals-- 1.9%
  1,100,000    Monsanto Co., 5.88%, 12/01/08                           1,089,836
                                                                      ----------
            Consumer Products-- 0.6%
    325,000    Procter & Gamble Co., 6.45%, 01/15/26                     341,075
                                                                      ----------
            Financial Services-- 0.8%
    500,000    Associates Corp. of North America, 7.52%, 3/29/00         512,840
                                                                      ----------

                       See notes to financial statements.

Chase Balanced Fund

Shares   Issuer                                                                       Value
----------------------------------------------------------------------------------------------
Long-Term Investments --(continued)
----------------------------------------------------------------------------------------------
           Food / Beverage Products -- 0.9%
$ 500,000    Anheuser-Busch Companies, Inc.,  6.75%, 08/01/03                      $  530,810
                                                                                   -----------
           Health Care / Health Care Services -- 1.0%
  600,000    Abbott Laboratories, 5.60%, 10/01/03                                     610,332
                                                                                   -----------
           Machinery / Equipment -- 0.2%
  100,000    Caterpillar Financial Services, 6.95%, 11/01/00                          102,727
                                                                                   -----------
           Restaurants -- 0.8%
  450,000    McDonald's Corp., 7.05%, 11/15/25                                        486,603
                                                                                   -----------
           Retailing -- 1.1%
  600,000    Wal-Mart Stores, Inc., 6.75%, 05/15/02                                   630,168
                                                                                   -----------
           Total Corporate Notes & Bonds
             (Cost $4,691,865)                                                      4,948,164
                                                                                   -----------
           Residential Mortgage-Backed Pass Through Securities -- 2.6%
  783,441    Federal National Mortgage
             Association, Pool 406258, 6.50%, 01/01/28                                788,581
  732,296    Government National Mortgage
             Association, Pool 416156, 6.50%, 02/15/26                                739,846
                                                                                   -----------
           Total Residential Mortgage-Backed Pass Through Securities
             (Cost $1,500,341)                                                      1,528,427
                                                                                   -----------
           Asset Backed Securities -- 0.9%
   80,052    Ford Credit Grantor Trust, Ser. 1995-B, Class A, 5.90%, 10/15/00          80,101
  443,700    PNC Student Loan Trust I, Ser. 1997-2, Class A2, 6.14%, 1/25/00          451,048
                                                                                   -----------
           Total Asset Backed Securities
             (Cost $523,788)                                                          531,149
----------------------------------------------------------------------------------------------
           Total Long-Term Investments
             (Cost $42,341,198)                                                    55,337,496
----------------------------------------------------------------------------------------------
Short-Term Investments -- 5.7%
----------------------------------------------------------------------------------------------
  Shares   Money Market Fund -- 4.0%
2,350,800    Fidelity Colchester Street Trust Government Fund
             (Cost $2,350,800)                                                      2,350,800
                                                                                   -----------
 Principal
  Amount
           Repurchase Agreement -- 1.7%
$ 983,000    Credit Suisse First Boston Finance (Secured by Federal National
             Mortgage Association obligations), in a joint trading account at
             5.10%, dated 12/31/98 due 01/04/99; Proceeds $983,557
             (Cost $983,000)                                                          983,000
----------------------------------------------------------------------------------------------
           Total Short-Term Investments
             (Cost $3,333,800)                                                      3,333,800
----------------------------------------------------------------------------------------------
           Total Investments -- 99.4%
             (Cost $45,674,998)                                                    $58,671,296
----------------------------------------------------------------------------------------------

Index:
     *    = Non-income producing security.
     #    = Security may only be sold to qualified institutional buyers.
     ADR  = American Depositary Receipt.


                       See notes to financial statements.

                             Chase Core Equity Fund
                             as of December 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Core Equity Fund, which seeks to maximize total investment return through emphasis on long-term capital appreciation and current income consistent with reasonable risk, had a total return of 30.95% (Premier Shares) for the one-year period ended December 31, 1998.

How the Fund Was Managed

The Fund's good performance was mainly due to outstanding stock selection and a favorable environment for stocks throughout much of the year. The market was bolstered by healthy economic conditions and the Federal Reserve Board's decision to trim short-term interest rates late in 1998.

Early in the period, the Fund enjoyed solid investment results from several stocks across a broad range of industries, including consumer cyclicals, health care, technology and retailers. Midway through the year, these stocks came under pressure due to global economic uncertainty brought on by the Russian financial crisis. Fund management used the downturn to purchase stocks of attractive companies selling at favorable prices, most notably in the hard hit technology sector. This strategy proved highly beneficial to Fund shareholders later in the year.

After the Federal Reserve Board adopted an easing monetary policy in late September, the stock market rebounded strongly, as fears of a major global economic slowdown waned, and investor interest in U.S. equities surged. In this environment, stocks of large, well-established companies -- such as those typically found in the Fund -- were among the market's better performers, with those in the technology sector turning in some of the strongest gains. Solid performance by consumer and financial stocks also contributed favorably to performance during this period.

Where the Fund May Be Headed

Looking ahead, we remain optimistic about the prospects for large-capitalization stocks and the sectors represented in the Fund. The economic environment remains solid, with interest rates low and inflation still under control. Additionally, the corporate earnings outlook continues to be good. While we expect the domestic economy to slow later in 1999 and market volatility to continue due to unresolved economic problems outside the U.S., we believe well-established companies with good earnings growth prospects should perform well in the months ahead. Given our concerns for the market, however, stock selection will play an important role in generating good relative returns in the coming year.

                             Chase Core Equity Fund
                             as of December 31, 1998
                                   (unaudited)

     Fund Facts

                             Objective  Capital appreciation and
                                        current income

                   Primary Investments  Common stock, preferred stock and
                                        convertible securities of well-known
                                        companies

       Suggested investment time frame  Long-term

                      Market benchmark  S&P 500 Index

                 Lipper Funds Universe  Growth and Income Funds Index

                        Inception date  Premier Shares 4/1/93
                                        Investor Shares 9/10/98

                      Newspaper symbol  CoreEq

                    Dividend Frequency  Quarterly

                            Net Assets  Premier Shares $88,536,000
                                        Investor Shares $24,000

         Investment Style/Market Cap

         ----------------
         |    |////|    |  Large
         |    |////|    |
         ----------------
         |    |    |    |  Med
         |    |    |    |
         ---------------
         |    |    |    |  Small
         |    |    |    |
         ----------------
         Value Blend Growth

                             Chase Core Equity Fund
                             as of December 31, 1998
                                   (unaudited)




Life of Fund Performance*

This chart shows what the long-term growth would have been of a hypothetical investment in the Chase Core Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

                        Lipper Growth
           Chase             &
        Core Equity     Income Funds      S&P 500
           Fund            Index           Index
         ---------       ---------       ---------

         $   10000       $   10000       $   10000
             10000         10128.4         10048.7
           10546.3         10578.6         10308.3
           10789.1         10821.5         10547.3
           10190.9         10471.1         10147.3
           10092.1         10525.6           10190
           10546.3         10690.5         10688.2
           10354.6         10776.6         10686.6
           11029.5         11621.8         11727.1
           11623.9         12575.9         12846.5
           12486.1           13513         13867.5
           12998.4         14132.4         14702.3
           13743.3           14944         15491.4
             14305         15328.5         16186.7
           14553.6         15822.5         16687.6
           15928.6         17054.2           18078
           16317.3         17241.1         18562.6
           19119.3         19773.8         21804.8
           20658.4           21429         23436.4
           21236.4         21637.7         24109.4
           23772.2         24104.6         27472.8
           25002.1         24150.9           28380
           22614.7         21139.7         25566.8
           27808.2         24576.1         31033.9

Average Annual Total Returns


This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                     Since
                                                                   Inception
                                    1 Year    3 Years    5 Years   (4/1/93)
                                    ------    -------    -------   --------
Premier Shares                      30.95%     28.83%    20.84%     19.46%
Investor Shares                     30.80%     28.78%    20.81%     19.43%

* Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Core Equity Fund, the Standard & Poor's 500 Index and Lipper Growth and Income Funds Index from April 1, 1993 to December 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $1 million minimum initial investment and carry no sales charge.

Investor Shares were introduced on 9/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investment Shares prior to 9/10/98 are based on the predecessor Premium Shares class and do not include Investor Share class expenses.

Chase Core Equity Fund is the successor to the AVESTA Trust Core Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Core Equity Fund, a new investment portfolio of MFIT.

Chase Core Equity Fund, unlike the AVESTA Core Equity Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Growth and Income Funds Index represents performance of the largest 30 growth and income funds. Each of these funds combines a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

                             Chase Core Equity Fund
                             as of December 31, 1998
                                   (unaudited)


How Much of the Fund Was Invested

                                 [PIE CHART]

                            Investments    99.9%
                            Cash/Other      0.1%



What the Fund Invested In
Percentage of Total Portfolio Investments

                                 [PIE CHART]

               Capital Goods                            2.4%
               Basic Materials                          2.2%
               Cash Equivalent & Short Term Paper       5.6%
               Utilities                                8.9%
               Transportation                           1.0%
               Technology                              22.3%
               Health Care                             12.9%
               Financial                               15.3%
               Energy                                   6.7%
               Consumer Staples                         4.2%
               Consumer Cyclicals                      18.5%


Top Ten Equity Holdings

1. Microsoft Corp. (4.9%) Develops, manufactures, licenses and supports computer software products.

2. General Electric Co. (3.6%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.

3. Wal-Mart Stores, Inc. (2.6%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware, and other products.

4. American International Group (2.4%) Provides a variety of insurance and financial services in the U.S. and internationally. The Company writes property, casualty, marine, life, and financial services insurance.

5. Fannie Mae (2.4%) Buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low to middle income Americans.

6. Charles Schwab Corp. (2.1%) Provides a variety of financial services to individual investors, independent investment managers, retirement plans, and institutions. The Company provides its services through multiple service channels, including the Internet.

7. International Business Machines Corp. (2.0%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

8. Intel Corp. (2.0%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

9. Pfizer, Inc. (2.0%) A research based, global health care company specializing in health care, animal health, and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.

10. Merck & Co., Inc. (1.9%) A worldwide health products company. It specializes in human health, managed pharmaceutical care, manufacturing, research, and vaccine. Merck's products include treatment for osteoporosis and high blood pressure.

Top 10 equity holdings comprised 25.9% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                            Chase Core Equity Fund

            Portfolio of Investments December 31, 1998

Shares      Issuer                                                       Value
--------------------------------------------------------------------------------
           Long-Term Investments -- 96.6%
--------------------------------------------------------------------------------
           Common Stock -- 96.6%
           ---------------------
           Airlines -- 1.1%
    41,350   Southwest Airlines Co.                                   $  927,791
                                                                      ----------
           Automotive -- 1.4%
    14,600   Ford Motor Co.                                              856,838
     5,600   General Motors Corp.                                        400,750
                                                                      ----------
                                                                       1,257,588
                                                                      ----------

           Banking -- 3.2%
    24,150   Bank of New York Co., Inc.                                  972,037
    14,673   BankAmerica Corp.                                           882,214
    23,950   Wells Fargo Co.                                             956,503
                                                                      ----------
                                                                       2,810,754
                                                                      ----------

           Biotechnology -- 0.3%
     2,450   Amgen, Inc.*                                                256,178
                                                                      ----------
           Chemicals -- 1.6%
     8,300   E. I. Du Pont de Nemours and Co.                            440,419
    20,350   Monsanto Co.                                                966,625
                                                                      ----------
                                                                       1,407,044
                                                                      ----------

           Communications Equipment -- 1.6%
    12,876   Lucent Technologies, Inc.                                 1,416,360
                                                                      ----------
           Computer Networks -- 1.5%
    14,425   Cisco Systems, Inc. *                                     1,338,820
                                                                      ----------
           Computer Software -- 5.6%
    11,800   BMC Software, Inc. *                                        525,837
    32,000   Microsoft Corp. *                                         4,438,000
                                                                      ----------
                                                                       4,963,837
                                                                      ----------

           Computers / Computer Hardware -- 7.1%
    17,900   Compaq Computer Corp.                                       750,681
    23,000   Dell Computer Corp. *                                     1,683,312
     9,700   EMC Corp.*                                                  824,500
     9,200   Hewlett-Packard Co.                                         628,475
    10,000   International Business Machines Corp.                     1,847,500
     5,950   Solectron Corp.*                                            552,978
                                                                      ----------
                                                                       6,287,446
                                                                      ----------

                       See notes to financial statments.

                            Chase Core Equity Fund

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
           Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Consumer Products -- 4.2%
    3,650    Clorox Co.                                               $  426,366
    8,600    Colgate-Palmolive Co.                                       798,725
    7,300    Gillette Co.                                                352,681
   21,300    Philip Morris Companies, Inc.                             1,139,550
   11,150    Procter & Gamble Co.                                      1,018,134
                                                                      ----------
                                                                       3,735,456
                                                                      ----------
           Diversified -- 1.4%
   16,900    Tyco International LTD (Bermuda)                          1,274,894
                                                                      ----------
           Electronics / Electrical Equipment -- 5.0%
   18,300    Emerson Electric Co.                                      1,144,894
   32,000    General Electric Co.                                      3,266,000
                                                                      ----------
                                                                       4,410,894
                                                                      ----------
           Entertainment / Leisure -- 1.2%
   17,600    Time Warner, Inc.                                         1,092,300
                                                                      ----------
           Financial Services -- 8.0%
   13,400    American Express Co.                                      1,370,150
    7,584    Associates First Capital Corp., Class A                     321,372
   33,575    Charles Schwab Corp.                                      1,886,495
   27,900    Citigroup, Inc.                                           1,381,050
   29,200    Fannie Mae                                                2,160,800
                                                                      ----------
                                                                       7,119,867
                                                                      ----------
           Food / Beverage Products -- 4.3%
    7,300    Anheuser-Busch Companies, Inc.                              479,063
   21,600    Coca-Cola Co.                                             1,444,500
   12,700    Heinz (H.J.) Co.                                            719,137
   14,800    PepsiCo, Inc.                                               605,875
    6,700    Unilever NV, ADR (Netherlands)                              555,681
                                                                      ----------
                                                                       3,804,256
                                                                      ----------
           Health Care / Health Care Services -- 1.3%
    6,250    Guidant Corp.                                               689,062
    5,950    Medtronic, Inc.                                             441,788
                                                                      ----------
                                                                       1,130,850
                                                                      ----------
           Insurance -- 4.4%
   22,100    American General Corp.                                    1,723,800
   22,950    American International Group                              2,217,544
                                                                      ----------
                                                                       3,941,344
                                                                      ----------
           Metals / Mining -- 0.6%
    7,450    Aluminum Co. of  America (ALCOA)                            555,491
                                                                      ----------


                       See notes to financial statments.

                            Chase Core Equity Fund

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
           Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Office / Business Equipment -- 1.0%
    6,550    Pitney-Bowes, Inc.                                       $  432,709
    3,800    Xerox Corp.                                                 448,400
                                                                      ----------
                                                                         881,109
                                                                      ----------
           Oil & Gas -- 6.9%
    8,800    Chevron Corp.                                               729,850
   13,400    Enron Corp.                                                 764,637
   21,700    Exxon Corp.                                               1,586,813
   16,500    Mobil Corp.                                               1,437,563
   13,200    Royal Dutch Petroleum Co.,(Netherlands)
             New York Registered Shares                                  631,950
    9,350    Texaco, Inc.                                                494,381
   14,100    Williams Companies, Inc.                                    439,744
                                                                      ----------
                                                                       6,084,938
                                                                      ----------
           Pharmaceuticals -- 11.6%
   15,200    Abbot Laboratories                                          744,800
   13,400    American Home Products Corp.                                754,587
    9,900    Bristol-Myers Squibb Co.                                  1,324,744
   10,300    Eli Lilly & Co.                                             915,413
   11,100    Johnson & Johnson, Inc.                                     931,013
   11,900    Merck & Co., Inc.                                         1,757,481
   14,400    Pfizer, Inc.                                              1,806,300
   27,000    Schering-Plough Corp.                                     1,491,750
    7,100    Warner-Lambert Co.                                          533,831
                                                                      ----------
                                                                      10,259,919
                                                                      ----------
           Photographic Equipment -- 0.6%
    6,800    Eastman Kodak Co.                                           489,600
                                                                      ----------
           Restaurants / Food Services -- 0.5%
    5,400    McDonald's Corp.                                            413,775
                                                                      ----------
           Retailing -- 11.0%
   14,500    Albertson's, Inc.                                           923,469
   18,450    Best Buy Co., Inc. *                                      1,132,369
   15,250    Dayton-Hudson Corp.                                         827,312
   16,150    Gap, Inc.                                                   908,438
   24,000    Home Depot, Inc.                                          1,468,500
   15,100    Kroger Co.*                                                 913,550
   20,800    Walgreen Co.                                              1,218,100
   28,900    Wal-Mart Stores, Inc.                                     2,353,544
                                                                      ----------
                                                                       9,745,282
                                                                      ----------

                       See notes to financial statments.

                            Chase Core Equity Fund

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
           Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Semi-Conductors -- 2.1%
   15,300    Intel Corp.                                              $1,814,006
                                                                      ----------
           Telecommunications -- 7.6%
   17,850    AT&T Corp.                                                1,343,212
   22,500    BellSouth Corp.                                           1,122,187
   13,800    GTE Corp.                                                   930,638
   16,950    MCI WorldCom, Inc. *                                      1,216,163
   31,200    SBC Communications, Inc.                                  1,673,100
    4,750    Sprint Corp. (FON Group)                                    399,594
    2,325    Sprint Corp. (PCS Group) *                                   53,766
                                                                      ----------
                                                                       6,738,660
                                                                      ----------
           Utilities -- 1.5%
   44,700    NIPSCO Industries Inc.                                    1,360,556
--------------------------------------------------------------------------------
           Total Long-Term Investments
               (Cost $53,764,060)                                     85,519,015
--------------------------------------------------------------------------------
Short-Term Investments -- 5.7%
--------------------------------------------------------------------------------
           Money Market Fund -- 4.1%
3,607,789    Fidelity Colchester Street Trust Government Fund
             (Cost $3,607,789)                                         3,607,789
                                                                      ----------
 Principal
  Amount   Repurchase Agreement -- 1.6%

$1,443,000   Credit Suisse First Boston Finance
             (Secured by Federal National Mortgage Association
             obligations), in a joint trading account at 5.10%,
             dated 12/31/98 due 01/04/99; Proceeds $1,443,918
             (Cost $1,443,000)                                         1,443,000
--------------------------------------------------------------------------------
           Total Short-Term Investments
               (Cost $5,050,789)                                       5,050,789
--------------------------------------------------------------------------------
           Total Investments -- 102.3%
               (Cost $58,814,849)                                   $ 90,569,804
--------------------------------------------------------------------------------
Index:
     *    = Non-income producing security.
     #    = Security may only be sold to qualified institutional buyers.
     ADR  = American Depositary Receipt.



                       See notes to financial statment

                            Chase Equity Growth Fund
                             as of December 31, 1998
                                   (unaudited)


How the Fund Performed

Chase Equity Growth Fund, which seeks to provide capital appreciation by investing primarily in equity-based securities, had a total return of 41.38% (Premier Shares) for the one-year period ended December 31, 1998.

How the Fund Was Managed

A general upturn in equity prices, good stock selection and a prudent asset allocation strategy were mainly responsible for the Fund's investment results.

The period began with health care and technology stocks providing good investment results for shareholders. Several consumer-oriented stocks also recorded impressive gains, thanks largely to stronger-than-expected earnings and a robust economic environment.

In May, external economic problems weighed heavily on stock prices, just as they did in late 1997. After rebounding, stocks came under pressure just two months later, as the Russian financial crisis hit. During this period, the Fund benefited from its investment in defensive stocks and its underweighting in sectors that underperformed the broader market.

Late in the fiscal period, the Fund enjoyed good performance from its exposure to the technology sector. Stocks in this group bounced back strongly following the Federal Reserve Board's decision to trim short-term interest rates in late September and again in October and November. Additionally, the Fund's investment in small stocks helped performance as secondary stocks registered strong investment results late in the year.

Where the Fund May Be Headed

Given the favorable economic environment, our outlook for the Fund is positive. We are particularly optimistic about small-cap stocks. Valuations remain attractive, especially when compared to large-cap stocks. And their recent strong performance may indicate the start of a new, long-awaited upturn in the prices of these securities. (Small stocks have underperformed their large-cap counterparts over the past four years.)

The economy could experience a slowdown later this year, as the impact of economic problems outside the U.S. affect domestic earnings growth. However, given our generally favorable forecast for the market and the economy, we intend to use downturns as opportunities to increase our exposure in attractively priced companies with solid fundamentals and above-average earnings prospects.

                            Chase Equity Growth Fund
                             as of December 31, 1998
                                   (unaudited)

Fund Facts

                             Objective  Capital appreciation

                   Primary Investments  Growth-oriented company stocks
                                        such as common stock, preferred
                                        stock and convertibles

       Suggested investment time frame  Long-term

                      Market benchmark  S&P Barra Growth Index

                 Lipper Funds Universe  Growth Funds Index

                        Inception date  Premier Shares 3/29/88
                                        Investor Shares 8/13/98

                      Newspaper symbol  Eq Gro

                    Dividend Frequency  Quarterly

                           Net Assets   Premier Shares $178,956,000
                                        Investor Shares $1,369,000


         Investment Style/Market Cap

         ----------------
         |    |////|    |  Large
         |    |////|    |
         ----------------
         |    |    |    |  Med
         |    |    |    |
         ---------------
         |    |    |    |  Small
         |    |    |    |
         ----------------
         Value Blend Growth

                            Chase Equity Growth Fund
                             as of December 31, 1998
                                   (unaudited)

10-Year Performance*

This chart shows what the long-term growth would have been of a hypothetical investment in the Chase Equity Growth Fund compared to its key benchmarks. This is where you can see the Fund's long-term trend. This chart is for illustrative purposes only.

                       Chase         Lipper Growth     S&P Barra
                   Equity Growth         Funds          Growth
Date                   Fund              Index           Index
----               -------------     -------------     ---------
                        10000            10000          10000
                      10973.3          10784.4        10648.8
                      11927.5          11699.9        11622.1
                      12595.4          12853.5        13115.2
1989                  12547.7          12747.2        13639.9
                      12385.5          12407.2        13200.7
                      13912.2          13243.2        14504.6
                      11746.2          11065.9        12409.2
1990                  12366.4            12057        13666.8
                      14799.6          14149.1        15918.4
                      14026.7          13931.8        15799.5
                      14856.9            15104        16804.4
1991                  16278.6          16437.3        18911.2
                      15887.4          16177.9        17929.3
                      15410.3          15859.4        17882.7
                      15963.7          16262.8        18692.2
1992                  17328.2          17691.9        19869.4
                      17461.8          18217.4        19770.5
                      17337.8            18486        19364.4
                      17528.6          19373.3          19357
1993                  17757.6            19811        20203.5
                        17166          19218.4        19330.1
                      16956.1          18798.2        19313.3
                      17738.6          19720.6        20693.4
1994                  17595.4          19499.7        20835.3
                      18816.8          20909.3        22881.4
                      20391.2          23147.1        25248.1
                      21679.4          25250.1        27251.7
1995                  22137.4          25866.9        28780.2
                      23349.2          27032.2        30024.9
                      24389.3          27926.1        32133.5
                      24866.4          28734.3        33264.6
1996                  26669.8          30401.9        35681.4
                      27557.2            30288        36955.6
                      33110.7          35072.3        44451.4
                      35849.2            38667        47065.7
1997                  36603.1          38924.6          48663
                      41325.4          43743.1        56575.5
                      44751.7          44985.6        59888.9
                      40619.2          39852.3        55549.4
1998                    51872          48924.3        69175.2

Average Annual Total Returns

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                 1 Year     3 Years    5 Years     10 Years
                                 ------     -------    -------     --------

Premier Shares                   41.38%      32.68%     23.84%      17.88%
Investor Shares                  41.19%      32.62%     23.80%      17.86%

* Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Equity Growth Fund, the Standard & Poor's Barra Growth Index and Lipper Growth Funds Index from December 31, 1988 to December 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $1 million minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/13/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/13/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Equity Growth Fund is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Growth Fund, a new investment portfolio of MFIT. Chase Equity Growth Fund, unlike the AVESTA Equity Growth Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Growth Funds Index represents performance of the largest 30 growth funds. Each of these funds invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's Barra Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

                            Chase Equity Growth Fund
                             as of December 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested


                                 [PIE CHART]

                           Investments     99.9%
                           Cash/Other       0.1%


What the Fund Invested In
Percentage of Total Portfolio Investments


                                 [PIE CHART]

               Capital Goods                           1.2%
               Basic Materials                         0.4%
               Cash Equivalent & Short Term Paper      3.6%
               Utilities                               7.3%
               Technology                             32.3%
               Health Care                            21.6%
               Financial                               7.2%
               Energy                                  0.9%
               Transportation                          0.8%
               Consumer Staples                        3.7%
               Consumer Cyclicals                     21.0%

Top Ten Equity Holdings

1. Microsoft Corp. (5.3%) Develops, manufactures, licenses and supports computer software products.

2. General Electric Corp. (4.3%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.

3. International Business Machines Corp. (3.3%) Manufactures, micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

4. Intel Corp. (3.1%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

5. Lucent Technologies, Inc. (3.1%) Designs, develops, manufactures, and distributes communications systems, software, and products worldwide.

6. Wal-Mart Stores, Inc. (3.0%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware, and other products.

7. Merck & Co. (2.9%) A worldwide health products company. It specializes in human health, managed pharmaceutical care, manufacturing, research, and vaccine. Merck's products include treatment for osteoporosis and high blood pressure.

8. Kroger Co. (2.6%) Operates supermarkets and convenience stores and processes food. The Company also operates food processing facilities which supply private label products to the Company's supermarkets.

9. Coca-Cola Co. (2.6%) Manufactures, markets, and distributes soft drink concentrates and syrups, some finished beverages, and certain juice and juice-drink products.

10. Pfizer, Inc. (2.5%) A research based, global health care company specializing in health care, animal health, and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.

Top 10 equity holdings comprised 32.7% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                            Chase Equity Growth Fund
           Portfolio of Investments December 31, 1998

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
Long-Term Investments -- 96.4%
--------------------------------------------------------------------------------
           Common Stock -- 96.4%
           ---------------------
           Airlines -- 0.8%
   63,725    Southwest Airlines Co.                                   $1,429,830
                                                                      ----------
           Banking -- 0.4%
    7,000    J.P. Morgan & Co., Inc.                                     735,438
                                                                      ----------
           Biotechnology -- 3.2%
   38,350    Amgen, Inc.*                                              4,009,972
   20,650    Biogen, Inc. *                                            1,713,950
                                                                      ----------
                                                                       5,723,922
                                                                      ----------
           Chemicals -- 0.4%
   12,500    E.I. Du Pont de Nemours and Co.                             663,281
                                                                      ----------
           Communications Equipment -- 3.0%
   49,998    Lucent Technologies, Inc.                                 5,499,780
                                                                      ----------
           Computer Networks -- 2.6%
   40,075    Cisco Systems, Inc. *                                     3,719,461
   29,550    Newbridge Networks Corp. (Canada) *                         897,581
                                                                      ----------
                                                                       4,617,042
                                                                      ----------
           Computer Software -- 5.9%
   10,100    Citrix Systems, Inc. *                                      980,331
   69,400    Microsoft Corp. *                                         9,624,913
                                                                      ----------
                                                                      10,605,244
                                                                      ----------
           Computers / Computer Hardware -- 11.1%
   85,950    Compaq Computer Corp.                                     3,604,528
   48,100    Dell Computer Corp. *                                     3,520,319
   51,100    EMC Corp.*                                                4,343,500
   32,250    International Business Machines Corp.                     5,958,188
   27,100    Solectron Corp.*                                          2,518,606
                                                                      ----------
                                                                      19,945,141
                                                                      ----------
           Consumer Products -- 4.4%
   22,450    Gillette Co.                                              1,084,616
   71,800    Philip Morris Companies, Inc.                             3,841,300
   31,050    Procter & Gamble Co.                                      2,835,253
    4,500    Select Comfort Corp. *                                      118,969
                                                                      ----------
                                                                       7,880,138
                                                                      ----------
           Diversified -- 1.2%
   28,100    Tyco International LTD (Bermuda)                          2,119,794
                                                                      ----------

                       See notes to financial statements

                            Chase Equity Growth Fund
           Portfolio of Investments December 31, 1998 (continued)

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Electronics / Electrical Equipment -- 6.6%
   42,800    American Power Conversion Corp.*                         $2,073,125
   32,850    Applied Materials, Inc. *                                 1,402,284
   75,200    General Electric Co.                                      7,675,100
   13,750    Motorola, Inc.                                              839,609
                                                                      ----------
                                                                      11,990,118
                                                                      ----------
           Entertainment / Leisure -- 2.1%
   61,000    Time Warner, Inc.                                         3,785,813
                                                                      ----------
           Financial Services -- 5.1%
   58,650    Charles Schwab Corp.                                      3,295,397
   41,400    Fannie Mae                                                3,063,600
   27,000    Merrill Lynch & Co.                                       1,802,250
   14,800    Morgan Stanley, Dean Witter, Discover and Co.             1,050,800
                                                                      ----------
                                                                       9,212,047
                                                                      ----------
           Food / Beverage Products -- 3.7%
   12,400    Anheuser-Busch Companies, Inc.                              813,750
   68,850    Coca-Cola Co.                                             4,604,344
   30,600    PepsiCo, Inc.                                             1,252,688
                                                                      ----------
                                                                       6,670,782
                                                                      ----------
           Health Care / Health Care Services -- 1.7%
   20,953    Genzyme Corp. (General Division) *                        1,042,412
    2,263    Genzyme Molecular Oncology *                                  7,355
   10,050    Guidant Corp.                                             1,108,013
   11,850    Medtronic, Inc.                                             879,863
                                                                      ----------
                                                                       3,037,643
                                                                      ----------
           Insurance -- 1.7%
   30,775    American International Group                              2,973,634
                                                                      ----------
           Oil & Gas -- 0.9%
   23,500    Exxon Corp.                                               1,718,437
                                                                      ----------
           Pharmaceuticals -- 16.7%
   40,500    Abbot Laboratories                                        1,984,500
   47,850    American Home Products Corp.                              2,694,553
   27,600    Bristol-Myers Squibb Co.                                  3,693,225
   38,250    Eli Lilly & Co.                                           3,399,469
   36,700    Johnson & Johnson, Inc.                                   3,078,212
   35,500    Merck & Co., Inc.                                         5,242,906
   35,500    Pfizer, Inc.                                              4,453,031
   56,700    Schering-Plough Corp.                                     3,132,675
   33,500    Warner-Lambert Co.                                        2,518,781
                                                                      ----------
                                                                      30,197,352
                                                                      ----------

                       See notes to financial statements

                            Chase Equity Growth Fund
           Portfolio of Investments December 31, 1998 (continued)

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Photographic Equipment -- 1.0%
   24,450    Eastman Kodak Co.                                        $1,760,400
                                                                      ----------
           Restaurants / Food Services -- 0.5%
   12,150    McDonald's Corp.                                            930,994
                                                                      ----------
           Retailing -- 13.1%
   64,300    Albertson's, Inc.                                         4,095,106
   30,300    Bed Bath & Beyond, Inc. *                                 1,033,987
   17,400    Best Buy Co., Inc. *                                      1,067,925
   74,775    Gap, Inc.                                                 4,206,094
   41,400    Home Depot, Inc.                                          2,533,162
   78,400    Kroger Co.*                                               4,743,200
   12,650    Tandy Corp.                                                 521,022
   66,400    Wal-Mart Stores, Inc.                                     5,407,450
                                                                      ----------
                                                                      23,607,946
                                                                      ----------
           Semi-Conductors -- 3.1%
   46,750    Intel Corp.                                               5,542,797
                                                                      ----------
           Telecommunications -- 7.2%
   11,550    AirTouch Communications, Inc. *                             833,044
   33,550    Ameritech Corp.                                           2,126,231
   23,300    AT&T Corp.                                                1,753,325
   22,900    BellSouth Corp.                                           1,142,137
   13,150    GTE Corp.                                                   886,803
   38,900    MCI WorldCom, Inc. *                                      2,791,075
   42,200    SBC Communications, Inc.                                  2,262,975
   13,400    Sprint Corp. (FON Group)                                  1,127,275
    6,700    Sprint Corp. (PCS Group) *                                  154,937
                                                                      ----------
                                                                      13,077,802
--------------------------------------------------------------------------------
           Total Long-Term Investments
             (Cost $102,412,572)                                     173,725,375
--------------------------------------------------------------------------------

                       See notes to financial statements

                            Chase Equity Growth Fund
           Portfolio of Investments December 31, 1998 (continued)

Shares     Issuer                                                       Value
--------------------------------------------------------------------------------
Long-Term Investments -- 3.6%
--------------------------------------------------------------------------------
           Money Market Fund -- 2.7%
4,839,960    Fidelity Colchester Street Trust Government Fund
             (Cost $4,839,960)                                        $4,839,960
Principal
 Amount
           Repurchase Agreement -- 0.9%
$1,722,000   Credit Suisse First Boston Finance
             (Secured by Federal National Mortgage Association
             obligations), in a joint trading account at 5.10%,
             dated 12/31/98 due 01/04/99; Proceeds $1,722,976
             (Cost $1,722,000)                                         1,722,000
--------------------------------------------------------------------------------
           Total Short-Term Investments
               (Cost $6,561,960)                                       6,561,960
--------------------------------------------------------------------------------
           Total Investments -- 100.0%
               (Cost $108,974,532)                                  $180,287,335
--------------------------------------------------------------------------------

Index:
     *    = Non-income producing security.
     #    = Security may only be sold to qualified institutional buyers.
     ADR  = American Depositary Receipt.












                       See notes to financial statements.

                            Chase Equity Income Fund
                             as of December 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Equity Income Fund, which seeks to provide capital appreciation as well as current income by investing primarily in equity-based securities, had a total return of 26.2% (Premier Shares) for the one-year period ended December 31, 1998.

How the Fund Was Managed

A strong equity market, outstanding stock selection and a favorable economic environment were the main reasons behind the Fund's good performance in 1998.

Early in the period, the Fund benefited from its exposure to high-quality growth stocks in the financial, technology and health care sectors. These groups rallied largely due to waning fears of a global economic recession brought on by fiscal troubles in southeast Asia and clear signs the domestic economy was on solid ground.

In the summer, the global liquidity crisis ignited by the Russian financial debacle weighed heavily on the Fund. However, management's relatively conservative investment strategy helped protect shareholder capital during the downdraft. The Fund's emphasis on defensive companies (those whose earnings growth is less affected by economic activity than the overall market) also contributed favorably to performance during this period.

When the market rallied late in the year, thanks largely to the Federal Reserve Board's decision to embark on an easing monetary policy, the Fund enjoyed good performance across a broad range of industries. The technology, financial and health care sectors were among the better performing groups.

Where the Fund May Be Headed

Looking ahead, our outlook for the stock market remains favorable. Domestic economic conditions are positive, with interest rates hovering at near-record levels and inflation still under control. Additionally, consumer confidence remains high and the corporate earnings outlook continues to be good. Admittedly, economic problems outside the U.S. may have a spillover effect on the domestic equity market in 1999. However, since we believe the fundamentals for further stock market gains remain sound, we intend to use any meaningful market downturn as an opportunity to increase our exposure in sound companies with good long-term earnings prospects. We continue to believe our strategy of investing in high-quality growth companies with predictable earnings streams will bode well for investors in the months ahead.

                            Chase Equity Income Fund
                             as of December 31, 1998
                                   (unaudited)

Fund Facts
                             Objective  Capital appreciation and
                                        current income

                  Primary  Investments  Income-oriented company
                                        stocks including common stock, preferred stock and convertible securities

       Suggested investment time frame  Long-term

                      Market benchmark  S&P 500 Index

                 Lipper Funds Universe  Equity Income Funds Index

                        Inception date  Premier Shares 3/29/88
                                        Investor Shares 8/24/98

                      Newspaper symbol  EqInc

                    Dividend Frequency  Quarterly

                            Net Assets  Premier Shares $127,838,000
                                        Investor Shares $80,000

Investment Style/Market Cap

         ----------------
         |    |////|    |  High
         |    |////|    |
         ----------------
         |    |    |    |  Med
         |    |    |    |
         ---------------
         |    |    |    |  Low
         |    |    |    |
         ----------------
       Short   Int.  Long

                            Chase Equity Income Fund
                             as of December 31, 1998
                                   (unaudited)

10-Year Performance*

This chart shows what the long-term growth would have been of a hypothetical investment in the Chase Equity Income Fund compared to its key benchmarks. This is where you can see the Fund's long-term trend. This chart is for illustrative purposes only.





              Chase Equity          Lipper Equity Income
Year          Income Fund               Funds Index            S&P 500 Index
----      --------------------    --------------------    ----------------------

            10000                          10000                   10000
            10613                        10599.8                   10709
          11344.9                        11410.5                 11654.2
          12534.3                        12264.8                 12902.4
1989      12241.5                          12264                 13168.6
          11784.1                        11906.7                 12772.5
          12131.8                        12221.2                 13575.9
          10805.1                        10910.9                 11710.2
1990      11701.7                          11637                 12759.8
          12753.9                        12965.9                 14613.3
          12827.1                        13053.2                 14579.8
          13540.7                        13863.4                 15359.4
1991      14272.6                        14741.9                 16647.2
          13842.6                        14686.2                 16226.7
          14062.2                        15094.3                 16535.3
          14345.8                        15530.5                 17056.7
1992      15086.9                        16177.7                 17915.6
            16075                        17287.3                   18698
            16322                        17597.1                   18789
          17090.6                          18353                 19274.5
1993      16944.2                        18579.2                 19721.3
          16303.8                        17937.3                 18973.4
            16194                        18109.6                 19053.3
          16422.7                        18876.2                 19984.8
1994      16367.8                        18409.1                 19981.7
          17749.3                        19797.3                 21927.3
          19094.2                        21170.2                 24020.4
          20823.4                        22703.8                 25929.4
1995      21893.9                        23900.7                 27490.4
          22927.7                        24934.7                 28965.7
            23559                        25573.1                 30265.8
            24172                        26225.1                 31202.4
1996      25809.7                        28195.9                 33802.2
          26514.2                        28671.2                 34708.3
          31033.8                        32404.9                 40770.6
          32918.6                        34945.1                 43821.3
1997      33824.3                        35852.7                 45079.8
          37837.1                        39482.6                 51368.6
          39056.8                        39292.4                 53064.8
          35904.4                        35394.2                 47786.0
1998      42685.7                        40075.4                 58027.1

                               [GRAPH]

Average Annual Total Returns

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                 1 Year     3 Years     5 Years    10 Years
                                 ------     -------     -------    --------
Premier Shares                   26.20%      24.89%     20.28%      15.62%
Investor Shares                  26.12%      24.87%     20.26%      15.61%

* Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Equity Income, the Standard & Poor's 500 Index and the Lipper Equity Income Funds Index from December 31, 1988 to December 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $1 million minimum initial investment and carry no sales charge. Investor Shares were introduced on 8/24/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/24/98 are based on the predecessor Premium Shares class and do not include Investor Share class expenses.

Chase Equity Income Fund is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Income Fund, a new investment portfolio of MFIT. Chase Equity Income Fund, unlike the AVESTA Equity Income Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Equity Income Funds Index represents performance of the largest 30 Equity Income Funds. Each of these funds combines a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

                            Chase Equity Income Fund
                             as of December 31, 1998
                                   (unaudited)


How Much of the Fund Was Invested

                                   [PIE CHART]

                            Investments    99.9%
                            Cash/Other      0.1%

What the Fund Invested In
Percentage of Total Portfolio Investments

                                   [PIE CHART]

               Capital Goods                           7.6%
               Basic Materials                         4.2%
               Cash Equivalent & Short-term paper      3.0%
               Utilities                              12.3%
               Transportation                          1.4%
               Technology                             16.8%
               Health Care                            14.4%
               Financial                              14.5%
               Energy                                  8.6%
               Consumer Staples                        5.1%
               Consumer Cyclicals                     12.1%


Top Ten Equity Holdings

1. International Business Machines Corp. (4.2%) Manufactures micro and personal computers. The Company also supplies mainframe computers and other information processing equipment, software and networking products and peripheral equipment.

2. Bristol-Myers Squibb Co. (3.3%) A diversified worldwide health and personal care company that manufactures and markets pharmaceuticals, consumer medicines, beauty care products, nutritionals, and medical devices.

3. General Electric Co. (2.9%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.

4. Pfizer, Inc. (2.8%) A research based, global health care company specializing in health care, animal health, and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.

5. Citigroup, Inc. (2.7%) A diversified financial services holding company that provides investment services, including asset management, consumer finance services, property and casualty insurance services, and life insurance services.

6. Eli Lilly & Co. (2.6%) A global, research-based pharmaceutical corporation. The Company creates and delivers pharmaceutical-based health care solutions for neurological afflictions, diabetes, cardiovascular diseases and various infectious diseases.

7. American International Group (2.5%) Provides a variety of insurance and financial services in the U.S. and internationally. The Company writes property, casualty, marine, life, and financial services insurance.

8. Procter & Gamble Co. (2.3%) Manufactures and markets consumer products for laundry and cleaning, paper, beauty care, food, beverages, and health care.

9. Lucent Technologies, Inc. (2.3%) Designs, develops, manufactures, and distributes communications systems, software, and products worldwide.

10. Xerox Corp. (2.2%) Develops, manufactures, services and finances document processing products and services. The Company also provides network management, consulting, design, and integration services for medium, and large companies.

Top 10 equity holdings comprised 27.8% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                            Chase Equity Income Fund

                  Portfolio of Investments December 31, 1998


 Shares    Issuer                                                      Value
--------------------------------------------------------------------------------
Long-Term Investments -- 97.0%
--------------------------------------------------------------------------------

                Common Stock -- 97.0%

                Aerospace -- 4.0
    17,100      Lockheed Martin Corp.                                 $1,449,225
    30,300      Raytheon Co., Class B                                  1,613,475
    39,100      Sundstrand Corp.                                       2,028,313
                                                                      ----------
                                                                       5,091,013
                                                                      ----------

                Automotive -- 1.8%
    22,500      Ford Motor Co.                                         1,320,469
    14,500      General Motors Corp.                                   1,037,656
                                                                      ----------
                                                                       2,358,125
                                                                      ----------

                Banking -- 5.3%
    59,500      Bank of New York Co., Inc.                             2,394,875
    30,500      First Union Corp.                                      1,854,781
    32,700      SunTrust Banks, Inc.                                   2,501,550
                                                                      ----------
                                                                       6,751,206
                                                                      ----------

                Chemicals -- 3.6%
    12,900      Dow Chemical Co.                                       1,173,094
    27,300      E. I. Du Pont de Nemours and Co.                       1,448,606
    41,400      Monsanto Co.                                           1,966,500
                                                                      ----------
                                                                       4,588,200
                                                                      ----------

                Communications Equipment -- 2.3%
    26,668      Lucent Technologies, Inc.                              2,933,480
                                                                      ----------

                Computer Software -- 2.1%
    19,000      Microsoft Corp. *                                      2,635,063
                                                                      ----------

                Computers / Computer Hardware -- 6.6%
    16,800      Hewlett-Packard Co.                                    1,147,650
    28,900      International Business Machines Corp.                  5,339,275
    23,300      Texas Instruments Inc.                                 1,993,606
                                                                      ----------
                                                                       8,480,531
                                                                      ----------

                Consumer Products -- 6.0%
    23,300      Gillette Co.                                           1,125,681
    44,690      Philip Morris Companies, Inc.                          2,390,915
    32,700      Procter & Gamble Co.                                   2,985,919
    38,100      Ralston-Ralston Purina Group                           1,233,488
                                                                      ----------
                                                                       7,736,003
                                                                      ----------

                       See notes to financial statements.

                            Chase Equity Income Fund
                  Portfolio of Investments December 31, 1998 (continued)

 Shares    Issuer                                                        Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------


             Diversified -- 1.4%
    48,000   Dover Corp.                                              $1,758,000
                                                                      ----------

             Electronics / Electrical Equipment -- 3.8%
    36,300   General Electric Co.                                      3,704,869
    18,200   Motorola, Inc.                                            1,111,338
                                                                      ----------
                                                                       4,816,207
                                                                      ----------

             Financial Services -- 4.9%
    27,600   American Express Co.                                      2,822,100
    70,249   Citigroup, Inc.                                           3,477,326
                                                                      ----------
                                                                       6,299,426
                                                                      ----------

             Food / Beverage Products -- 5.1%
    23,400   Anheuser-Busch Companies, Inc.                            1,535,625
    27,400   Coca-Cola Co.                                             1,832,375
    26,600   PepsiCo, Inc.                                             1,088,938
    77,100   Sysco Corp.                                               2,115,431
                                                                      ----------
                                                                       6,572,369
                                                                      ----------

             Insurance -- 4.3%
    32,745   American International Group                              3,163,986
    20,400   Transamerica Corp.                                        2,356,200
                                                                      ----------
                                                                       5,520,186
                                                                      ----------

             Multi-media -- 0.4%
    15,900   The Walt Disney Co.                                         477,000
                                                                      ----------

             Office / Business Equipment -- 2.2%
    24,300   Xerox Corp.                                               2,867,400
                                                                      ----------

             Oil & Gas -- 8.6%
    30,800   Amoco Corp.                                               1,859,550
    23,400   Chevron Corp.                                             1,940,738
    23,400   Enron Corp.                                               1,335,263
    26,000   Mobil Corp.                                               2,265,250
    38,372   Royal Dutch Petroleum Co., New York Registered Shares     1,837,059
     6,600   Schlumberger, LTD                                           304,425
    26,500   Texaco, Inc.                                              1,401,187
                                                                      ----------
                                                                      10,943,472
                                                                      ----------

                       See notes to financial statements.

                            Chase Equity Income Fund
                  Portfolio of Investments December 31, 1998 (continued)



 Shares    Issuer                                                        Value
--------------------------------------------------------------------------------
Long-Term Investments -- (concluded)
--------------------------------------------------------------------------------

                  Paper / Forest Products -- 0.6%
    18,300        International Paper Co.                             $  820,069
                                                                      ----------

                  Pharmaceuticals -- 14.4%
    38,100        Abbot Laboratories                                   1,866,900
    34,600        American Home Products Corp.                         1,948,412
    31,200        Bristol-Myers Squibb Co.                             4,174,950
    36,900        Eli Lilly & Co.                                      3,279,487
    16,800        Johnson & Johnson, Inc.                              1,409,100
    14,200        Merck & Co., Inc.                                    2,097,162
    29,000        Pfizer, Inc.                                         3,637,687
                                                                      ----------
                                                                      18,413,698
                                                                      ----------

                  Retailing -- 3.9%
    19,900        Home Depot, Inc.                                     1,217,631
    17,600        J.C. Penney Co., Inc.                                  825,000
    15,300        Sears Roebuck & Co.                                    650,250
    27,600        Wal-Mart Stores, Inc.                                2,247,675
                                                                      ----------
                                                                       4,940,556
                                                                      ----------

                  Semi-Conductors -- 2.1%
    22,300        Intel Corp.                                          2,643,944
                                                                      ----------

                  Shipping / Transportation -- 1.3%
    34,900        Norfolk Southern Corp.                               1,105,894
    13,600        Union Pacific Corp.                                    612,850
                                                                      ----------
                                                                       1,718,744
                                                                      ----------

                  Telecommunications -- 7.8%
    28,700        Ameritech Corp.                                      1,818,862
    25,200        AT&T Corp.                                           1,896,300
    25,200        Bell Atlantic Corp.                                  1,431,675
    36,000        BellSouth Corp.                                      1,795,500
    20,800        GTE Corp.                                            1,402,700
    30,100        SBC Communications, Inc.                             1,614,112
                                                                      ----------
                                                                       9,959,149
                                                                      ----------

                  Utilities -- 4.5%
    45,900        DQE, Inc.                                            2,016,731
    27,900        Duke Energy Corp.                                    1,787,344
    63,800        NIPSCO Industries Inc.                               1,941,912
                                                                      ----------

                                                                       5,745,987
--------------------------------------------------------------------------------
           Total Long-Term Investments
             (Cost $72,469,673)                                      124,069,828
--------------------------------------------------------------------------------

                       See notes to financial statements.

                            Chase Equity Income Fund
             Portfolio of Investments December 31, 1998 (continued)


 Shares    Issuer                                                        Value
--------------------------------------------------------------------------------
Short-Term Investments -- 3.0%
--------------------------------------------------------------------------------



           Money Market Fund -- 2.9%
3,741,900    Fidelity Colchester Street Trust Government Fund
             (Cost $3,741,900)                                      $  3,741,900
                                                                    ------------

 Principal
  Amount
           Repurchase Agreement -- 0.1%
$ 95,000 Credit Suisse First Boston Finance (Secured by Federal National Mortgage Association obligations), in a joint trading account at 5.10%, dated 12/31/98 due 01/04/99; Proceeds $95,053
               (Cost $95,000)                                             95,000
--------------------------------------------------------------------------------
           Total Short-Term Investments
             (Cost $3,836,900)                                         3,836,900
--------------------------------------------------------------------------------
           Total Investments -- 100.0%
             (Cost $76,306,573)                                     $127,906,728
--------------------------------------------------------------------------------

Index:
     *    = Non-income producing security.
     #    = Security may only be sold to qualified institutional buyers.
     ADR  = American Depositary Receipt.

                      See notes to financial statements.

                        Chase Small Capitalization Fund

                            as of December 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Small Capitalization Fund, which seeks to provide capital appreciation by investing in equity-based securities of small cap issuers, had a total return of -1.83% (Premier Shares) for the one-year period ended December 31, 1998.

How the Fund Was Managed

A rally by small cap stocks late in the fiscal year was chiefly responsible for the Fund's performance.

Early in the period, electric utilities, technology and biotech stocks contributed favorably to performance. Exposure to energy stocks detracted from the Fund's performance, as stocks in this sector came under pressure due to declining oil prices.

The late-summer stock market sell-off, ignited by the Russian financial crisis, weighed most heavily on the Fund's investment results. Nonetheless, the Fund enjoyed good results in two defensive sectors, health care and consumer staples. Additionally, the Fund took advantage of the market pullback to increase its exposure to quality, undervalued companies that management believes offers shareholders attractive long-term growth prospects.

Late in the period, the Fund benefited from good sector allocation and strong returns by secondary stocks. Consumer cyclicals were among the better performing groups.

Where the Fund May Be Headed

Our outlook for small cap stocks is positive for several reasons. Despite the strong run-up in price by small cap stocks in late 1998, their valuations are still extremely attractive compared to their large-cap counterparts. What's more, the strong showing by small caps at the end of the fiscal year suggests investors may be getting ready to step-up their investment in these securities. With the economic problems outside the U.S. still unresolved, we believe the broader market will experience more volatility in the months ahead. However, given our optimistic forecast for small companies, we intend to use any meaningful downdraft in stock prices as an opportunity to increase our exposure in high-quality stocks that meet our strict criteria for investment.

                        Chase Small Capitalization Fund

                            as of December 31, 1998
                                  (unaudited)

Fund Facts
              Objective                     Capital appreciation

              Primary Investments           Common stocks of small companies

              Suggested investment time
              frame                         Long-term

              Market benchmark              S&P 600 Index

              Lipper Funds Universe         Small Company Funds Index

              Inception date                Premier Shares 4/1/93
                                            Investor Shares 8/12/98

              Newspaper symbol              Sm Cap

              Dividend Frequency            Quarterly

              Net Assets                    Premier Shares $64,742,000
                                            Investor Shares $50,000

Investment Style/Market Cap


    ----------------
    |    |    |    |  Large
    |    |    |    |
    ----------------
    |    |    |    |  Med
    |    |    |    |
    ---------------
    |    |////|    |  Small
    |    |////|    |
    ----------------
   Value Blend Growth

                        Chase Small Capitalization Fund
                            as of December 31, 1998
                                  (unaudited)

Life of Fund Performance*

This chart shows what the long-term growth would have been of a hypothetical investment in the Chase Small Capitalization Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This graph is for illustrative purposes only.


   Chase Small               Lipper Small Company       S&P 600
Capitalization Fund              Funds Index             Index

-------------------          --------------------       -------

    10000.00                      10000.00              10000.00
    10000.00                      10310.90              10217.60
    10883.80                      11261.30              11263.10
    10892.40                      11564.70              11469.10
    10177.20                      11146.50              10865.00
     9551.41                      10543.00              10408.40
    10509.30                      11525.10              11197.80
    10225.50                      11508.90              10921.30
    11023.40                      12155.00              11438.00
    11447.80                      13281.20              12527.70
    12496.70                      14941.50              14129.20
    13409.50                      15148.00              14194.10
    14812.70                      16002.60              15005.30
    15893.00                      17273.00              15787.10
    16727.00                      17490.70              16293.30
    17550.80                      17324.10              17219.90
    16691.70                      15692.60              16263.70
    19536.70                      18360.70              19210.00
    22726.00                      21160.20              22316.00
    21776.10                      19925.80              21625.50
    23827.00                      22061.40              24018.60
    22376.50                      21210.10              22944.50
    18326.30                      16672.20              18149.20
    21375.70                      19755.40              21342.00

Average Annual Total Returns

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                     Since
                                                                   Inception
                              1 Year       3 Years     5 Years     (4/1/93)
                              ------       -------     -------     ---------
Premier Shares                -1.83%       16.80%      14.43%       14.11%
Investor Shares               -1.93%       16.77%      14.41%       14.09%

* Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Small Capitalization Fund, the Standard & Poor's 600 Index and the Lipper Small Company Funds Index from April 1, 1993 to December 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index and the Average do not include a sales charge and have been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $1 million minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/12/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/12/98 are based on the predecessor Premier Shares class and do not included Investor Share class expenses.

The Chase Small Capitalization Fund is the successor to the AVESTA Trust Small Capitalization Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to the Chase Small Capitalization Fund, a new investment portfolio of MFIT.

The Chase Small Capitalization Fund, unlike the AVESTA Small Capitalization Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Small Company Funds Index represents the performance of the 30 largest small company funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 600 Index is a broad-based index consisting of 600 small capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

Small Capitalization funds typically carry more risk than stock funds investing in well-established blue chip companies since smaller companies generally have a higher risk of failure. Historically smaller companies' stock has experienced a greater degree of market volatility than the average stock.

                        Chase Small Capitalization Fund
                            as of December 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

Investments (99.8%)
Cash/Other   (0.2%)


What the Fund Invested In
Percentage of Total Portfolio Investments

Capital Goods (13.5%)
Basic Materials (2.5%)
Cash Equivalent & Short-Term Paper (5.2%)
REIT's (2.6%)
Utilities (3.5%)
Transportation (2.7%)
Technology (13.5%)
Health Care (12.2%)
Financial (13.1%)
Energy (4.1%)
Consumer Staples (0.9%)
Consumer Cyclicals (26.2%)

                            Top Ten Equity Holdings

1. Comverse Technology, Inc. (3.3%) Designs, manufactures, markets, and supports computer and telecommunications systems and software for multimedia communications and information processing applications.

2. Osteotech, Inc. (2.6%) Processes of human bone and bone connective tissue for transplantation. The Company also develops and markets biomaterial and implant products for musculoskeletal surgery.

3. Metzler Group, Inc. (2.4%) Provides consulting services to energy and utility-related businesses such as electric, gas, and water utilities. The Company offers a wide range of services, including management, information technology, engineering and technical.

4. The Profit Recovery Group International, Inc. (2.3%) Provides accounts payable and other recovery audit services to large retailers and other transaction-intensive companies.

5. Eagle Hardware & Garden, Inc. (2.1%) Operates more than 30 warehouse home improvement centers. The Stores offer do-it-yourself and home improvement products to professional contractors and consumers.

6. BJ's Wholesale Club, Inc. (2.1%) A merchandise wholesale club chain. The company sells brand name food and general merchandise at discount prices.

7. U.S. Foodservice, Inc. (2.1%) Distributes food and related products to restaurants and institutional food service establishments across the United Sates. The Company markets and distributes national, private labels, and signature brand items.

8. MedQuist, Inc. (2.0%) Provides electronic transcription and data management services to the healthcare industry. Through its software and transcriptionists, the company converts free-form medical dictation into electronically formatted patient records.

9. Cinar Films, Inc., Class B (2.0%) A fully integrated developer, producer, post-producer and international distributor of animated and live-action children's television programming.

10. National Computer
     Systems, Inc. (2.0%) A global information services company. The Company provides software, services, and systems for the collection, management, and interpretation of data.

Top 10 equity holdings comprised 22.9% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                        Chase Small Capitalization Fund
Portfolio of Investments December 31, 1998

  Shares   Issuer                                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Common Stock -- 97.0%
           Aerospace -- 1.7%
   45,825    AAR Corp.                                                $1,094,072
                                                                      ----------
           Agricultural Production / Services -- 0.0%
            Delta & Pine Land Co.                                             37
                                                                      ----------
           Apparel -- 2.4%
   28,650    Kellwood Co.                                                716,250
   25,900    Oshkosh B'Gosh, Inc., Class A                               522,856
   13,650    St. John Knits, Inc.                                        354,900
                                                                      ----------
                                                                       1,594,006
                                                                      ----------
           Automotive -- 1.2%
   30,500  Tower Automotive, Inc. *                                      760,594
                                                                      ----------
           Banking -- 7.7%
   15,700    Bank United Corp., Class A                                  616,225
   15,200    City National Corp.                                         632,700
   27,250    Dime Community Bancorp., Inc.                               562,031
   48,150    First Sentinel Bancorp Inc.                                 391,219
   26,730    First Washington Bancorp, Inc.                              641,520
   27,425    Flushing Financial Corp.                                    433,658
   37,450    Harbor Florida Bancshares, Inc.                             418,972
   17,150    ISB Financial Corp.                                         379,444
   20,850    ITLA Capital Corp. *                                        315,356
   31,850    Klamath First Bancorp, Inc.                                 617,094
                                                                      ----------
                                                                       5,008,219
                                                                      ----------
           Biotechnology -- 2.7%
   37,150    Osteotech, Inc. *                                         1,727,475
                                                                      ----------
           Broadcasting -- 0.8%
   12,650    Metro Networks, Inc. *                                      539,206
                                                                      ----------
           Business Services -- 10.0%
   47,950    Analysts International Corp.                                923,037
   21,600    Fair Issac & Co., Inc.                                      997,650
   27,100    Iron Mountain Inc. *                                        977,294
   32,400    Metzler Group, Inc. *                                     1,577,475
   54,200    Personnel Group of America, Inc. *                          948,500
   24,400    Superior Consultant Holdings Corp. *                      1,061,400
                                                                      ----------
                                                                       6,485,356
                                                                      ----------
           Chemicals -- 2.5%
  22,900     Cambrex Corp.                                               549,600
  49,250     Spartech Corp.                                            1,083,500
                                                                      ----------
                                                                       1,633,100
                                                                      ----------
           Computer Networks -- 1.3%
   22,750    Black Box Corp. *                                           861,656
                                                                      ----------

                       See notes to financial statements.

                        Chase Small Capitalization Fund
Portfolio of Investments December 31, 1998 (continued)

  Shares   Issuer                                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------



           Computer Software -- 3.2%
   25,200    JDA Software Group, Inc. *                               $  244,125
   46,700    Platinum Software Corp. *                                   598,344
   33,350    Visio Corp. *                                             1,219,359
                                                                      ----------
                                                                       2,061,828
                                                                      ----------
           Computers / Computer Hardware -- 6.4%
   38,000    CHS Electronics, Inc. *                                     643,625
   30,750    Comverse Technology, Inc. *                               2,183,250
   35,500    National Computer Systems, Inc.                           1,313,500
                                                                      ----------
                                                                       4,140,375
                                                                      ----------
           Construction Materials -- 1.9%
   33,200    Encore Wire Corp. *                                         307,100
   32,300    NCI Building Systems, Inc. *                                908,437
                                                                      ----------
                                                                       1,215,537
                                                                      ----------
           Consumer Products -- 0.8%
   11,150    Chattem, Inc. *                                             533,806
                                                                      ----------
           Distribution -- 3.8%
   45,950    United Natural Foods, Inc. *                              1,108,544
   27,900    U.S. Foodservice, Inc. *                                  1,367,100
                                                                      ----------
                                                                       2,475,644
                                                                      ----------
           Electronics / Electrical Equipment -- 1.2%
   65,700    Lo-Jack Corp. *                                             780,188
                                                                      ----------
           Engineering Services -- 1.3%
   21,350    Jacobs Engineering Group, Inc. *                            870,013
                                                                      ----------
           Entertainment / Leisure -- 2.0%
   52,300    Cinar Films, Inc., Class B *                              1,327,113
                                                                      ----------
           Financial Services -- 2.9%
   15,550    Financial Federal Corp. *                                   384,863
  40,500     The Profit Recovery Group International, Inc. *           1,516,219
                                                                      ----------
                                                                       1,901,082
                                                                      ----------
           Food / Beverage Products -- 0.9%
   31,900    Worthington Foods, Inc.                                     606,100
                                                                      ----------
           Health Care / Health Care Services -- 9.9%
   42,550    ADAC Laboratories *                                         849,670
   27,250    Alternative Living Services, Inc. *                         933,312
   37,800    Ballard Medical Products                                    919,012
   43,700    Hologic, Inc. *                                             529,863
   36,500    IMPATH, Inc. *                                              967,250
   34,300    MedQuist, Inc. *                                          1,354,850
   26,225    Xomed Surgical Products, Inc. *                             839,200
                                                                      ----------
                                                                       6,393,157
                                                                      ----------

                       See notes to financial statements.

                        Chase Small Capitalization Fund
Portfolio of Investments December 31, 1998 (continued)

  Shares   Issuer                                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------------
           Insurance -- 2.8%
   19,576    Delphi Financial Group, Inc., Class A *                  $1,026,516
   29,500    Harleysville Group Inc.                                     761,469
                                                                      ----------
                                                                       1,787,985
                                                                      ----------
           Machinery & Engineering Equipment -- 2.7%
   32,600    Gerber Scientific, Inc.                                     776,287
   37,800    PRI Automation, Inc. *                                      982,800
                                                                      ----------
                                                                       1,759,087
                                                                      ----------
           Manufacturing -- 2.4%
   39,500    Gardner Denver Machinery, Inc. *                            582,625
   36,650    Optical Coating Laboratory, Inc.                            952,900
                                                                      ----------
                                                                       1,535,525
                                                                      ----------
           Oil & Gas -- 4.2%
   24,550    Abraxas Petroleum Corp. *                                   107,406
   18,900    Atwood Oceanics, Inc. *                                     321,300
   45,478    Louis Dreyfus Natural Gas Corp. *                           648,062
   32,550    Plains Resources, Inc. *                                    467,906
   48,200    Pride International, Inc. *                                 340,413
   25,400    Range Resources Corp.                                        87,312
   32,000    Seagull Energy Corp. *                                      202,000
   14,350    St. Mary Land & Exploration Co.                             265,475
   30,800    Vintage Petroleum, Inc.                                     265,650
                                                                      ----------
                                                                       2,705,524
                                                                      ----------
           Real Estate Investment Trust -- 2.7%
   33,000    Alexandria Real Estate Equities, Inc.                     1,020,937
   25,200    Weeks Corp.                                                 710,325
                                                                      ----------
                                                                       1,731,262
                                                                      ----------
     `     Retailing -- 7.7%
   44,500    Ames Department Stores, Inc. *                            1,201,500
   29,700    BJ's Wholesale Club, Inc. *                               1,375,481
   42,700    Eagle Hardware & Garden, Inc. *                           1,387,750
   31,100    Lithia Motors, Inc. *                                       513,150
   55,300    Stride Rite Corp.                                           483,875
                                                                      ----------
                                                                       4,961,756
                                                                      ----------
           Semi-Conductors -- 1.7%
   37,400    Actel Corp., *                                              748,000
   15,800    DSP Group, Inc. *                                           329,825
                                                                      ----------
                                                                       1,077,825
                                                                      ----------
           Shipping / Transportation -- 2.8%
   32,850    MotivePower Industries, Inc. *                            1,057,359
   22,200    M.S. Carriers, Inc. *                                       731,213
                                                                      ----------
                                                                       1,788,572
                                                                      ----------

                       See notes to financial statements.

                        Chase Small Capitalization Fund
Portfolio of Investments December 31, 1998 (continued)

  Shares   Issuer                                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- (concluded)
--------------------------------------------------------------------------------



           Telecommunications -- 0.7%
   35,200    STAR Communications, Inc. *                              $  429,000
                                                                      ----------
           Textiles -- 1.8%
   23,950    Galey & Lord, Inc. *                                        206,569
   22,550    Mohawk Industries, Inc. *                                   948,509
                                                                      ----------
                                                                       1,155,078
                                                                      ----------
           Utilities -- 2.9%
   14,950    American States Water Co.                                   407,387
    3,550    Laclede Gas Co.                                              94,963
   11,500    Southwest Gas Corp.                                         309,063
   27,700    UGI Corp.                                                   657,875
   13,800    Yankee Energy System, Inc.                                  401,925
                                                                      ----------
                                                                       1,871,213
--------------------------------------------------------------------------------
           Total Long-Term Investments
             (Cost $56,860,873)                                       62,811,391
--------------------------------------------------------------------------------
Short-Term Investments -- 5.3%
--------------------------------------------------------------------------------
           Money Market Fund -- 3.2%

2,082,000    Fidelity Colchester Street Trust Government Fund
             (Cost $2,082,000)                                         2,082,000
                                                                      ----------
 Principal
  Amount
           Repurchase Agreement -- 2.1%

$1,372,000   Credit Suisse First Boston Finance (Secured by
             Federal National Mortgage Association obligations),
             in a joint trading account at 5.10%, dated
             12/31/98 due 01/04/99; Proceeds $1,372,777
             (Cost $1,372,000)                                         1,372,000
--------------------------------------------------------------------------------
           Total Short-Term Investments
             (Cost $3,454,000)                                         3,454,000
--------------------------------------------------------------------------------
           Total Investments -- 102.3%
             (Cost $60,314,873)                                      $66,265,391
--------------------------------------------------------------------------------

     Index:
     *    = Non-income producing security.
     #    = Security may only be sold to qualified institutional buyers.
     ADR  = American Depositary Receipt.

                       See notes to financial statements.

                                  Chase Funds

           Statement of Assets and Liabilities As of December 31,1998


                                                      Chase          Chase           Chase            Chase        Chase Small
                                                    Balanced      Core Equity    Equity Growth   Equity Income    Capitalization
                                                      Fund            Fund           Fund             Fund             Fund
                                                 -------------   -------------   -------------   -------------   ---------------
ASSETS:
Investment securities, at
  value (Note 1)..............................   $  58,671,296   $  90,569,804   $ 180,287,335    $ 127,906,728    $  66,265,391
Cash..........................................             367             425             229              844               --
Receivables:
  Investment securities sold..................              --              --              --               --           42,446
  Interest and dividends......................         394,522          65,994         160,621          159,193           44,350
  Trust shares sold...........................          72,529          12,328          88,281           14,619           19,909
  Expense reimbursement
   from Distributor...........................           3,205           3,507           5,391            3,796            4,172
                                                 -------------   -------------   -------------    -------------    -------------
   Total Assets...............................      59,141,919      90,652,058     180,541,857      128,085,180       66,376,268
                                                 -------------   -------------   -------------    -------------    -------------

LIABILITIES:
Payables
  Payable to custodian........................              --              --              --               --            4,218
  Investment securities purchased.............              --       1,931,664              --               --        1,444,236
  Trust shares redeemed.......................          12,700          42,146          22,660           19,639           36,627
  Dividends payable...........................              --           1,295             433            6,656             --
Accrued liabilities: (Note 2)
  Investment advisory fees....................          24,314          42,474         101,913           67,867           25,526
  Administration fees.........................           7,295          10,619          21,839           15,661            7,658
Custodian.....................................          13,652          15,556          15,367           14,455           15,174
  Other.......................................          50,989          48,495          54,912           43,139           50,588
                                                 -------------   -------------   -------------    -------------    -------------
   Total Liabilities..........................         108,950       2,092,249         217,124          167,417        1,584,027
                                                 -------------   -------------   -------------    -------------    -------------

NET ASSETS:
Paid in capital...............................      45,894,273      56,505,483     109,519,595       76,324,264       60,898,256
Accumulated (distributions in excess
  of) net investment income...................              --              --              --           (6,656)           1,176
Accumulated (distributions in excess
  of) net realized gain on investments........         142,398         299,371        (507,665)              --       (2,057,709)
Net unrealized appreciation
  of investments..............................      12,996,298      31,754,955      71,312,803       51,600,155        5,950,518
                                                 -------------   -------------   -------------    -------------    -------------
Net Assets....................................   $  59,032,969   $  88,559,809   $ 180,324,733    $ 127,917,763    $  64,792,241
                                                 =============   =============   =============    =============    =============


Shares of beneficial interest outstanding
  ($.001 par value; unlimited
  number of shares authorized)
Premier Shares................................       1,708,980       3,338,742       3,417,537        2,770,399        3,243,034
Investor Shares...............................             548             885          26,170            1,733            2,532

Net asset value, maximum offering price
  and redemption price per share
Premier Shares................................   $       34.54   $       26.52   $       52.36    $       46.14    $       19.96
Investor Shares...............................   $       34.51   $       26.52   $       52.30    $       46.23    $       19.94

Cost of Investments...........................   $  45,674,998   $  58,814,849   $ 108,974,532    $  76,306,573    $  60,314,873
                                                 -------------   -------------   -------------    -------------    -------------

                        See notes to financial statements

                                   Chase Funds

           Statement of Operations For the year ended December 31,1998


                                                 Chase          Chase          Chase          Chase        Chase Small
                                               Balanced     Core Equity   Equity Growth   Equity Income  Capitalization
                                                 Fund           Fund           Fund           Fund            Fund
                                            ------------   ------------    ------------   ------------   --------------
INVESTMENT INCOME:
Dividend.................................   $    206,791   $    788,486    $  1,020,569   $  1,579,462    $    302,687
Interest.................................      1,344,855        157,417         261,828        219,517         198,590
Foreign taxes withheld                                --        (11,835)             --         (4,216)             --
                                            ------------   ------------    ------------   ------------    ------------
  Total investment income................      1,551,646        934,068       1,282,397      1,794,763         501,277
                                            ------------   ------------    ------------   ------------    ------------

EXPENSES: (Note 2)
Investment advisory fees.................        350,137        503,400         912,673        737,842         388,277
Administration fees......................         70,028        100,680         182,533        147,568          77,654
Distribution fees........................              7              9             511             49              26
Custodian fees...........................         70,674         74,115          78,805         67,780          78,180
Printing and postage.....................         14,603         20,768          35,573         29,315          18,382
Professional fees........................         22,821         24,140          28,442         22,820          23,267
Registration costs.......................         18,305         20,416          22,545         20,866          17,894
Transfer agent fees......................         34,048         38,674          48,658         18,037          40,886
Trustees fees and expenses...............          5,204          7,408          13,169         35,803           5,808
Other....................................         17,125         11,326          14,291         13,028          12,739
                                            ------------   ------------    ------------   ------------    ------------
  Total expenses.........................        602,952        800,936       1,337,200      1,093,108         663,113
                                            ------------   ------------    ------------   ------------    ------------
  Less expenses bourne by Distributor....          3,205          5,080           9,077          7,164           7,778
  Less amounts waived (Note 2D)..........        132,891        124,647         110,723        102,107         137,605
                                            ------------   ------------    ------------   ------------    ------------
   Net expenses..........................        466,856        671,209       1,217,400        983,837         517,730
                                            ------------   ------------    ------------   ------------    ------------
     Net investment income (loss)........      1,084,790        262,859          64,997        810,926         (16,453)
                                            ------------   ------------    ------------   ------------    ------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments.........      2,396,900      3,962,036       6,296,023        381,731       2,043,643
Change in net unrealized appreciation/
  depreciation on investments............      7,274,678     14,995,436      40,717,717     22,274,585      (3,092,240)
                                            ------------   ------------    ------------   ------------    ------------
  Net realized and unrealized gain (loss)
   on investments........................      9,671,578     18,957,472      47,013,740     22,656,316      (1,048,597)
                                            ------------   ------------    ------------   ------------    ------------

  Net increase (decrease) in net assets
   from operations.......................   $ 10,756,368   $ 19,220,331    $ 47,078,737   $ 23,467,242    ($ 1,065,050)
                                            ============   ============    ============   ============    ============


                       See notes to financial statements.

Chase Funds

Statement of Changes in Net Assets For the Years Ended December 31,



                                                                          Chase                      Chase
                                                                         Balanced                 Core Equity
                                                                           Fund                       Fund
                                                            -------------------------------------------------------------
                                                                   1998            1997           1998             1997
                                                            -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).............................   $  1,084,790    $    701,584   $    262,859    $    279,116
Net realized gain on investments.........................      2,396,900       1,810,231      3,962,036       1,155,783
Change in net unrealized
  appreciation/depreciation on investments...............      7,274,678       2,792,495     14,995,436       8,866,879
                                                            -----------------------------------------------------------
  Increase (decrease) in net assets
from operations..........................................     10,756,368       5,304,310     19,220,331      10,301,778
                                                            -----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note IE)
Net investment income....................................     (1,084,790)           --         (262,859)           --
In excess of net investment income.......................         (2,377)           --           (3,276)           --
Net realized gain on investment transactions.............     (2,052,769)           --       (3,659,389)           --
In excess of net realized gain on investment
   transactionsTotal dividends and distributions.........     (3,139,936)           --       (3,925,524)           --

Increase (decrease) from capital share
  transactions (Note 5)..................................     15,057,900       8,423,105     21,867,500      12,512,147
                                                            -----------------------------------------------------------
    Total increase in net assets.........................     22,674,332      13,727,415     37,162,307      22,813,925
                                                            -----------------------------------------------------------
NET ASSETS:
  Beginning of period....................................     36,358,637      22,631,222     51,397,502      28,583,577
                                                            -----------------------------------------------------------
  End of period..........................................   $ 59,032,969    $ 36,358,637   $ 88,559,809    $ 51,397,502
                                                            ===========================================================



                                                                         Chase                              Chase
                                                                     Equity Growth                       Equity Income
                                                                          Fund                               Fund
                                                            -----------------------------------------------------------------
                                                                     1998            1997             1998             1997
                                                            -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).............................   $      64,997    $     142,490    $     810,926    $     826,469
Net realized gain on investments.........................       6,296,023        4,969,397          381,731        5,012,917
Change in net unrealized appreciation/depreciation
  on investments.........................................      40,717,717       16,308,101       22,274,585       12,446,787
                                                            ----------------------------------------------------------------
  Increase (decrease) in net assets from operations......      47,078,737       21,419,988       23,467,242       18,286,173
                                                            ----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note IE)
Net investment income....................................         (64,997)            --           (810,926)            --
In excess of net investment income.......................         (14,714)            --            (17,798)            --
Net realized gain on investment transactions.............      (5,914,525)            --           (381,731)            --
In excess of net realized gain on investment
transactions.............................................            --               --             (5,147)            --
    Total dividends and distributions....................      (5,994,236)            --         (1,215,602)            --

Increase (decrease) from capital share
  transactions (Note 5)..................................      62,510,005       (2,017,883)      30,423,061        6,433,575
                                                            ----------------------------------------------------------------
    Total increase in net assets.........................     103,594,506       19,402,105       52,674,701       11,852,598
                                                            ----------------------------------------------------------------
NET ASSETS:
  Beginning of period....................................      76,730,227       57,328,122       75,243,062       63,390,464
                                                            ----------------------------------------------------------------
  End of period..........................................   $ 180,324,733    $  76,730,227    $ 127,917,763    $  75,243,062
                                                            ================================================================


                                                                       Chase
                                                                Small Capitalization
                                                                        Fund
                                                            -----------------------------
                                                                  1998             1997
                                                            -----------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).............................   $    (16,453)   $     39,809
Net realized gain on investments.........................      2,043,643       2,445,973
Change in net unrealized appreciation/depreciation
  on investments.........................................     (3,092,240)      4,450,108
                                                            ----------------------------
  Increase (decrease) in net assets from operations......     (1,065,050)      6,935,890
                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note IE)
Net investment income                                               --              --
In excess of net investment income                                  --              --
Net realized gain on investment transactions.............     (2,043,643)           --
In excess of net realized gain on
investment transactions..................................     (2,080,394)           --
                                                            ----------------------------
    Total dividends and distributions....................     (4,124,037)           --
                                                            ----------------------------
Increase (decrease) from capital share
  transactions (Note 5)..................................     29,953,016      12,342,213
                                                            ----------------------------
    Total increase in net assets.........................     24,763,929      19,278,103
                                                            ----------------------------
NET ASSETS:
  Beginning of period....................................     40,028,312      20,750,209
                                                            ----------------------------
  End of period..........................................   $ 64,792,241    $ 40,028,312
                                                            ============================


                       See notes to financial statements.

                                   Chase Funds

                          Notes to Financial Statements

1. Organization and Significant Accounting Policies -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Chase Balanced Fund ("CBF"), Chase Core Equity Fund ("CCEF"), Chase Equity Growth Fund ("CEGF"), Chase Equity Income Fund ("CEIF"), and Chase Small Capitalization Fund ("CSCF" or "Chase Small Cap. Fund") collectively, the "Funds", are separate series of the Trust. Each Fund offers Premier and Investor classes of shares.


All classes of shares have equal voting rights as to earnings, assets and voting privileges, except that each class may bear different transfer agent, distribution, and shareholder servicing expenses, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement. Premier Shares may be purchased only by Financial Intermediaries who are able to meet the minimum investment requirement.

The Funds were established on January 1, 1998 for the conversion of the AVESTA Trust to the newly created Chase Funds of the Mutual Fund Investment Trust. The AVESTA Trust contributed securities and other assets (net of liabilities), in exchange for shares of the corresponding portfolio of the newly created Funds in a tax-free exchange. The Chase Manhattan Bank has agreed to bear all costs related to conversion.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

     A. Valuation of investments -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds of the Trust may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Funds' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading account by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

                                   Chase Funds

     C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     D. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     E. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for CEGF is as follows: paid in capital was increased by $874,450, accumulated undistributed net investment loss increased by $14,714 and accumulated undistributed net realized gains were decreased by $889,164. The adjustments for the fund relate primarily to the character for tax purposes of certain corporate actions.

     F. Expenses -- In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses (including transfer agent fees), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.



2.   Fees and Other Transactions with Affiliates

     A. Investment advisory fee -- Pursuant to separate investment advisory agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.75% of each Fund's average daily net assets. The Advisor voluntarily waived a portion of its fees as outlined in Note 2.D.

     Chase Texas, a wholly-owned subsidiary of The Chase Manhattan Corporation, is the Sub-Investment Advisor to each Fund. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas is entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.375% of average daily net assets.

     B. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Chase Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly owned subsidiary of The BISYS Group., acts as the Funds' distributor and sub-administrator.

     The Trust has adopted a Rule 12b-1 distribution plan for Investor Class shares, which provides for the payment of distribution fees at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares of each of the Funds.

                                   Chase Funds

     For the sub-administrative services it performs, CFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets.

     The Distributor voluntarily waived all or a portion of its fees as outlined in Note 2.D.

     C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets.

     D. Waivers of fees -- For the year ended December 31, 1998, the Investment Advisor and Distributor voluntarily waived fees for each of the Funds as follows:

                              Chase            Chase            Chase            Chase        Chase Small
                            Balanced       Core Equity     Equity Growth    Equity Income    Capitalization
                              Fund             Fund             Fund             Fund             Fund
                            --------       -----------     -------------    -------------    --------------
Investment Advisory......   $132,884         $124,638         $110,212         $102,058         $137,579
Distribution.............          7                9              511               49               26
                            --------         --------         --------         --------         --------
Total....................   $132,891         $124,647         $110,723         $102,107         $137,605
                            ========         ========         ========         ========         ========


     E. Other -- Certain officers of the Trust are officers of Chase Fund Distributors, Inc. or of its parent corporation, The BISYS Group, Inc.

     Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees.



3. Investment Transactions -- For the year ended December 31, 1998, purchases and sales of investments (excluding short-term investments) were as follows:


                                       Chase           Chase           Chase           Chase       Chase Small
                                     Balanced       Core Equity   Equity Growth   Equity Income   Capitalization
                                       Fund            Fund            Fund            Fund            Fund
                                    -----------     -----------   --------------  -------------   ---------------
     Purchases (excluding
      U.S. Government)............  $14,855,154     $36,058,295     $91,314,977     $28,885,651     $48,461,122
     Sales (excluding U.S.
      Government).................    9,875,026      20,551,727      40,963,675       2,399,408      21,891,590
     Purchases of U.S.
     Government...................   20,376,940              --              --              --              --
     Sales of U.S. Government.....   15,797,689              --              --              --              --


4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 1998 are as follows:

                                     Chase              Chase             Chase              Chase           Chase Small
                                   Balanced         Core Equity      Equity Growth       Equity Income     Capitalization
                                     Fund               Fund              Fund               Fund               Fund
                                -------------      -------------     --------------      -------------     ---------------
Aggregate cost................  $  45,896,809      $  58,845,915      $ 109,987,374      $  76,306,573      $  60,313,697
                                -------------      -------------      -------------      -------------      -------------
Gross unrealized appreciation.  $  13,215,155      $  32,457,586      $  72,156,156      $  52,919,738      $  12,409,006
Gross unrealized depreciation.       (218,857)          (702,631)          (843,353)        (1,319,583)        (6,458,488)
                                -------------      -------------      -------------      -------------      -------------
Net unrealized appreciation...  $  12,996,298      $  31,754,955      $  71,312,803      $  51,600,155      $   5,950,518
                                =============      =============      =============      =============      =============

                                   Chase Funds

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows for the periods presented.

                                                                            Chase Balanced Fund
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
     Premier Shares                                                 1998                              1997
                                                      -------------------------------     -----------------------------
                                                         Amount              Shares          Amount            Shares
                                                      ------------          ---------     ------------        ---------
     Shares sold..................................    $ 29,749,834           933,977      $ 17,984,284         638,998
     Shares issued in reinvestment of distributions      3,139,190            93,643                --              --
     Shares redeemed...............................    (17,849,049)         (561,412)       (9,561,179)       (352,780)
                                                      ------------          --------      ------------        --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $ 15,039,975           466,208      $  8,423,105         286,218
                                                      ============          ========      ============        ========

                                                         October 16, 1998 Through
Investor Shares                                              December 31, 1998
                                                      -------------------------------
                                                         Amount              Shares
                                                      ------------          ---------
     Shares sold...................................   $     17,180               526
     Shares issued in reinvestment
      of distributions.............................            745                22
     Shares redeemed...............................             --                --
                                                      ------------          --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $     17,925               548
                                                      ============          ========


                                                                           Chase Core Equity Fund
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
     Premier Shares                                                 1998                              1997
                                                      -------------------------------     -----------------------------
                                                         Amount              Shares          Amount            Shares
                                                      ------------          ---------     ------------        ---------
     Shares sold...................................    $33,357,152         1,410,068       $21,816,166       1,107,322
     Shares issued in reinvestment
     of distributions..............................      3,840,277           149,400                --              --
     Shares redeemed...............................    (15,351,432)         (638,984)       (9,304,019)       (482,551)
                                                      ------------         ---------      ------------       ---------
     Net increase (decrease) in Trust
      shares outstanding...........................    $21,845,997           920,484       $12,512,147         624,771
                                                      ============         =========       ===========       =========


                                                        September 10, 1998 Through
Investor Shares                                              December 31, 1998
                                                      -------------------------------
                                                         Amount              Shares
                                                      ------------          ---------
     Shares sold...................................   $     20,561               849
     Shares issued in reinvestment
      of distributions.............................            942                36
     Shares redeemed...............................             --                --
                                                      ------------          --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $     21,503               885
                                                      ============          ========

                                   Chase Funds

                                                                         Chase Equity  Growth Fund
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
     Premier Shares                                                 1998                              1997
                                                      -------------------------------     -----------------------------
                                                         Amount              Shares          Amount            Shares
                                                      ------------          ---------     ------------        ---------
     Shares sold...................................    $80,643,726         1,862,221       $16,841,951         488,810
     Shares issued in reinvestment
      of distributions.............................      5,871,689           115,978                --              --
     Shares redeemed...............................    (25,216,750)         (561,164)      (18,859,834)       (539,124)
                                                      ------------          --------      ------------        --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $ 61,298,665         1,417,035      $ (2,017,883)        (50,314)
                                                      ============         =========      ============        ========


                                                        August 13, 1998 Through
Investor Shares                                              December 31, 1998
                                                      -------------------------------
                                                         Amount              Shares
                                                      ------------          ---------
     Shares sold...................................   $  1,268,615            27,750
     Shares issued in reinvestment
       of distributions............................         44,379               876
Shares redeemed....................................       (101,654)           (2,456)
                                                      ------------          --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $  1,211,340            26,170
                                                      ============          ========


                                                                         Chase Equity  Income Fund
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
     Premier Shares                                                 1998                              1997
                                                      -------------------------------     -----------------------------
                                                         Amount              Shares          Amount            Shares
                                                      ------------          ---------     ------------        ---------
     Shares sold                                      $ 49,581,563         1,208,602       $18,819,863         564,632
     Shares issued in reinvestment of distributions      1,189,866            27,663                --              --
     Shares redeemed                                   (20,416,833)         (501,276)      (25,253,438)       (776,284)
                                                      ------------          --------      ------------        --------
     Net increase (decrease) in Trust
      shares outstanding                              $ 30,354,596           734,989      $ (6,433,575)       (211,652)
                                                      ============         =========      ============        ========


                                                        August 24, 1998 Through
Investor Shares                                              December 31, 1998
                                                      -------------------------------
                                                         Amount              Shares
                                                      ------------          ---------
     Shares sold...................................   $     68,102             1,725
     Shares issued in reinvestment
      of distributions.............................            363                 8
     Shares redeemed...............................             --                --
                                                      ------------          --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $     68,465             1,733
                                                      ============          ========

                                   Chase Funds

                                                                       Chase Small Capitalization Fund
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
     Premier Shares                                                 1998                              1997
                                                      -------------------------------     -----------------------------
                                                         Amount              Shares          Amount            Shares
                                                      ------------          ---------     ------------        ---------
     Shares sold...................................   $ 38,507,380         1,806,281      $ 19,285,660       1,005,821
     Shares issued in reinvestment
       of distributions............................      3,987,812           210,217                --              --
     Shares redeemed...............................    (12,590,636)         (611,403)       (6,943,447)       (349,979)
                                                      ------------          --------      ------------        --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $ 29,904,556         1,405,095      $ 12,342,213         655,842
                                                      ============         =========      ============        ========


                                                        August 12, 1998 Through
Investor Shares                                              December 31, 1998
                                                      -------------------------------
                                                         Amount              Shares
                                                      ------------          ---------
Shares sold........................................   $     45,269             2,364
     Shares issued in reinvestment
      of distributions.............................          3,191               168
     Shares redeemed...............................             --                --
                                                      ------------          --------
     Net increase (decrease) in Trust
      shares outstanding...........................   $     48,460             2,532
                                                      ============          ========



6. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Chase Small Capitalization Fund incurred losses of approximately $2,058,000, after October 31, 1998. Such losses will be treated, for tax purposes, as arising on January 1, 1999.

                                   Chase Funds

-------------------
Chase Balanced Fund
-------------------

Financial Highlights

(Throughout Each Period Indicated)



                                                                             Premier Shares                       Investor Shares
                                                        -------------------------------------------------------   ---------------
                                                                    For the Years Ended December 31,                10/16/98*
                                                        -------------------------------------------------------     Through
                                                          1998         1997       1996        1995        1994      12/31/98
                                                        -------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.............      $29.26      $ 23.66    $ 21.25     $ 17.16      $ 17.56      $  31.87
                                                        -------------------------------------------------------------------------
  Income from Investment Operations:
   Net investment income...........................        0.73         0.74       0.63        0.57         0.46          0.10
   Net gains or losses in securities
     (both realized and unrealized)................        6.53         4.86       1.78        3.52        (0.86)         3.95
                                                        -------------------------------------------------------------------------
   Total from Investment Operations................        7.26         5.60       2.41        4.09        (0.40)         4.05
                                                        -------------------------------------------------------------------------
  Less Distributions:
   Dividends from net investment income............        0.73           --         --          --           --          0.16
   Distributions from capital gains................        1.25           --         --          --           --          1.25
   In excess of net realized gain on investments...          --           --         --          --           --            --
                                                        -------------------------------------------------------------------------
   Total Distributions.............................        1.98           --         --          --           --          1.41
                                                        -------------------------------------------------------------------------
  Net Asset Value, End of Period...................      $34.54      $ 29.26    $ 23.66     $ 21.25      $ 17.16      $  34.51
                                                        =========================================================================
  Total Return.....................................       25.15%       23.67%     11.31%      23.83%       (2.27%)       12.78%

  Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)..........      $59,014     $36,359    $22,631     $21,471      $22,802      $     19
  Ratios to Average Net Assets:#
   Expenses........................................        1.00%        1.00%      1.00%       1.00%        1.00%         1.25%
   Net Investment Income...........................        2.32%        2.73%      2.82%       2.94%        2.69%         1.84%
   Expenses without waivers and assumption
    of expenses....................................        1.28%        1.28%      1.17%       1.17%        1.17%       107.16%
   Net investment income without waivers and
     assumption of expenses........................        2.04%        2.45%      2.65%       2.77%        2.52%      (104.07%)
  Portfolio Turnover Rate..........................          58%          64%        70%         98%         157%           58%

*  Commencement of offering of class of shares
#  Short periods have been annualized


                       See notes to financial statements.

                                   Chase Funds

----------------------
Chase Core Equity Fund
----------------------

Financial Highlights

(Throughout Each Period Indicated)




                                                                             Premier Shares                       Investor Shares
                                                       --------------------------------------------------------   ---------------
                                                                    For the Years Ended December 31,                  9/10/98*
                                                       --------------------------------------------------------       Through
                                                          1998         1997       1996        1995        1994        12/31/98
                                                       --------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.............      $21.25      $ 15.94    $ 13.01     $ 10.36      $ 10.80        $21.49
                                                       --------------------------------------------------------------------------
  Income from Investment Operations:
   Net investment income...........................        0.09         0.14       0.16        0.17         0.18            --
   Net gains or losses in securities
     (both realized and unrealized)................        6.44         5.17       2.77        2.48        (0.62)         6.22
                                                       --------------------------------------------------------------------------
   Total from Investment Operations................        6.53         5.31       2.93        2.65        (0.44)         6.22
                                                       --------------------------------------------------------------------------
  Less Distributions:
   Dividends from net investment income............        0.09           --         --          --           --          0.02
   Distributions from capital gains................        1.17           --         --          --           --          1.17
   In excess of net realized gain on investment....          --           --         --          --           --            --
                                                       --------------------------------------------------------------------------
   Total Distributions.............................        1.26           --         --          --           --          1.19
                                                       --------------------------------------------------------------------------
  Net Asset Value, End of Period...................    $  26.52      $ 21.25    $ 15.94     $ 13.01      $ 10.36        $26.52
                                                       ==========================================================================
  Total Return.....................................       30.95%       33.33%     22.54%      25.53%       (4.03%)       29.08%

Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)..........    $ 88,536      $51,398    $28,584     $24,367      $21,035        $   24
  Ratios to Average Net Assets:#
   Expenses........................................        1.00%        1.00%      1.00%       1.00%        1.00%         1.23%
   Net investment income...........................        0.39%        0.74%      1.10%       1.44%        1.68%       (0.03)%
   Expenses without waivers and assumption
    of expenses....................................        1.18%        1.20%      1.14%       1.17%        1.27%       140.46%
   Net investment income without waivers and
     assumption of expenses........................        0.21%        0.54%      0.96%       1.27%        1.41%      (139.26)%
  Portfolio Turnover Rate..........................          32%          24%        29%        133%         129%           32%

*  Commencement of offering of class of shares
# Short periods have been annualized


                       See notes to financial statements.

                                  Chase Funds

------------------------
Chase Equity Growth Fund
------------------------

Financial Highlights

(Throughout Each Period Indicated)



                                                                             Premier Shares                       Investor Shares
                                                       --------------------------------------------------------   ---------------
                                                                    For the Years Ended December 31,                  8/13/98*
                                                       --------------------------------------------------------       Through
                                                          1998         1997       1996        1995        1994        12/31/98
                                                       --------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.............    $  38.36      $ 27.95    $ 23.20     $ 18.44      $ 18.61        $45.57
                                                       --------------------------------------------------------------------------
  Income from Investment Operations:
   Net investment income...........................        0.03         0.07       0.10        0.17         0.20         (0.02)
   Net gains or losses in securities
     (both realized and unrealized)................       15.78        10.34       4.65        4.59        (0.37)         8.53
                                                       --------------------------------------------------------------------------
   Total from Investment Operations................       15.81        10.41       4.75        4.76        (0.17)         8.51
                                                       --------------------------------------------------------------------------
  Less Distributions:
   Dividends from net investment income............        0.03           --         --          --           --            --
   Distributions from capital gains................        1.78           --         --          --           --          1.78
   In excess of net realized gain on investment....          --           --         --          --           --            --
                                                       --------------------------------------------------------------------------
   Total Distributions.............................        1.81           --         --          --           --          1.78
                                                       --------------------------------------------------------------------------
  Net Asset Value, End of Period...................    $  52.36      $ 38.36    $ 27.95     $ 23.20      $ 18.44        $52.30
                                                       ==========================================================================
  Total Return.....................................       41.38%       37.20%     20.52%      25.78%       (0.90%)       18.80%
  Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)..........    $178,956      $73,730    $57,328     $45,578      $36,683        $1,369
  Ratios to Average Net Assets:#
   Expenses........................................        1.00%        1.00%      1.00%       1.00%        1.00%         1.25%
   Net investment income...........................        0.05%        0.20%      0.41%       0.78%        1.07%       (0.19%)
   Expenses without waivers and
    assumption of expenses.........................         1.09%        1.11%      1.08%       1.10%        1.17%         5.88%
   Net investment income without waivers and
     assumption of expenses........................      (0.04%)        0.09%      0.33%       0.68%        0.90%         4.82%
  Portfolio Turnover Rate..........................          35%          35%        62%         99%         116%           35%

*  Commencement of offering of class of shares
# Short periods have been annualized


                       See notes to financial statements.

                                   Chase Funds

------------------------
Chase Equity Income Fund
------------------------

Financial Highlights

(Throughout Each Period Indicated)




                                                                             Premier Shares                       Investor Shares
                                                       --------------------------------------------------------   ---------------
                                                                    For the Years Ended December 31,                  8/24/98*
                                                       --------------------------------------------------------       Through
                                                          1998         1997       1996        1995        1994        12/31/98
                                                       --------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.............      $36.97      $ 28.21    $ 23.93     $ 17.90      $ 18.52        $40.49
                                                       --------------------------------------------------------------------------
  Income from Investment Operations:
   Net investment income...........................        0.33         0.40       0.43        0.44         0.39          0.06
   Net gains or losses in securities
     (both realized and unrealized)................        9.32         8.36       3.85        5.59        (1.01)         5.89
                                                       --------------------------------------------------------------------------
   Total from Investment Operations................        9.65         8.76       4.28        6.03        (0.62)         5.95
                                                       --------------------------------------------------------------------------
  Less Distributions:
   Dividends from net investment income............        0.34           --         --          --           --          0.07
   Distributions from capital gains................        0.14           --         --          --           --          0.14
   In excess of net realized gain on investment....          --           --         --          --           --            --
                                                       --------------------------------------------------------------------------
   Total Distributions.............................        0.48           --         --          --           --          0.21
                                                       --------------------------------------------------------------------------
  Net Asset Value, End of Period...................    $  46.14      $ 36.97    $ 28.21     $ 23.93      $ 17.90        $46.23
                                                       ==========================================================================
  Total Return.....................................       26.20%       31.50%     17.87%      33.72%       (3.37%)       14.70%

Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)..........    $127,838      $75,243    $63,390     $54,985      $39,296        $   80
  Ratios to Average Net Assets:#
   Expenses........................................        1.00%        1.00%      1.00%       1.00%        1.00%         1.18%
   Net investment income...........................        0.82%        1.67%      1.67%       2.10%        2.13%         0.57%
   Expenses without waivers and
    assumption of expenses.........................        1.10%        1.11%      1.07%       1.09%        1.12%        37.61%
   Net investment income without waivers and
     assumption of expenses........................        0.72%        1.56%      1.60%       2.01%        2.01%       (35.86%)
  Portfolio Turnover Rate..........................           3%          14%        24%         11%          42%            3%

*  Commencement of offering of class of shares
# Short periods have been annualized

                       See notes to financial statements.

                                  Chase Funds

-------------------------------
Chase Small Capitalization Fund
-------------------------------

Financial Highlights

(Throughout Each Period Indicated)



                                                                             Premier Shares                       Investor Shares
                                                        -------------------------------------------------------   ---------------
                                                                    For the Years Ended December 31,                  8/12/98*
                                                        -------------------------------------------------------       Through
                                                          1998         1997       1996        1995        1994        12/31/98
                                                        -------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.............      $21.78       $17.55     $13.41      $10.23       $10.89        $19.86
                                                        -------------------------------------------------------------------------
  Income from Investment Operations:
   Net investment income...........................       (0.01)        0.02       0.01        0.05         0.06         (0.01)
   Net gains or losses in securities
     (both realized and unrealized)................       (0.46)        4.21       4.13        3.13        (0.72)         1.44
                                                        -------------------------------------------------------------------------
   Total from Investment Operations................       (0.47)        4.23       4.14        3.18        (0.66)         1.43
                                                        -------------------------------------------------------------------------
  Less Distributions:
   Dividends from net investment income............          --           --         --          --           --            --
   Distributions from capital gains................        0.71           --         --          --           --          0.71
   In excess of net realized gain on investment....        0.64           --         --          --           --          0.64
                                                        -------------------------------------------------------------------------
   Total Distributions.............................        1.35           --         --          --           --          1.35
                                                        -------------------------------------------------------------------------
  Net Asset Value, End of Period...................      $19.96       $21.78     $17.55      $13.41       $10.23        $19.94
                                                        =========================================================================
  Total Return.....................................      (1.83%)       24.08%     30.88%      31.14%      (6.12%)         7.56%

Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)..........     $64,742      $40,028    $20,750     $12,848       $9,267         $  50
  Ratios to Average Net Assets:#
   Expenses........................................        1.00%        1.00%      1.22%       1.35%        1.45%         1.24%
   Net investment income...........................      (0.03%)        0.13%      0.04%       0.46%        0.55%        (0.18%)
   Expenses without waivers and
    assumption of expenses.........................        1.26%        1.40%      1.37%       1.50%        1.60%        74.81%
   Net investment income without waivers and
     assumption of expenses........................       (0.29%)      (0.27%)    (0.11%)      0.31%        0.40%       (73.75%)
  Portfolio Turnover Rate..........................          45%          43%        68%         89%         120%           45%

*  Commencement of offering of class of shares

# Short periods have been annualized

                       See notes to financial statements.

Report of Independent Accountants


To the Trustees and Shareholders of
Mutual Fund Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Balanced Fund, Chase Core Equity Fund, Chase Equity Growth Fund, Chase Equity Income Fund and Chase Small Capitalization Fund (separate portfolios of Mutual Fund Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Chase Funds are distributed by Chase Fund Distributors, Inc. which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Funds for providing investment advisory and other services.


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Funds, call 1-888-5-CHASE-0. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

|----------|-------------------|
|NOT       | May Lose Value    |
|FDIC      |                   |
|INSURED   | No Bank Guarantee |
|----------|-------------------|

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